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                                                                   Exhibit 10.30

                               ASSIGNMENT OF LEASE

     THIS ASSIGNMENT made this 31 day of August, 1999, by and between ROBERT D. SCINTO (hereinafter referred to as "Owner"), BRANDDIRECT MARKETING, INC. (hereinafter referred to as "Assignor") and CLAYTON NATIONAL, INC. and CLAYTON GRP., INC. (hereinafter collectively referred to as "Assignee").

     WHEREAS, Owner is the present owner of space in premises known as 2 Corporate Drive, Shelton, Connecticut currently leased by Assignor (hereinafter "Leased Premises").

     WHEREAS, Leased Premises are currently leased by Assignor under a Commercial Lease (hereinafter "Lease") dated March 5, 1999.

     NOW THEREFORE, in consideration of the sum of $45,000.00/100 and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. ASSIGNMENT. The Assignor hereby assigns, and Assignee hereby accepts, all of its right, title and interest in and to the Leased Premises as set forth in the Lease between Owner and Assignor dated March 5, 1999.

     2. TERMS AND CONDITIONS OF LEASE. The Assignee herein agrees to be bound by the terms and conditions of said Lease, except as may be amended between Owner and Assignee from time to time.

     3. CONSENT OF OWNER. The Owner hereby consents to the assignment of the Lease by the Assignor to the Assignee.

     IN WITNESS WHEREOF, each party has caused this Assignment of Lease to be executed on the date below written, the date of the Assignment being as of the date set forth above, if different than the date of execution by any of the parties hereto.

                                             BRANDDIRECT MARKETING, INC.
                                             (Assignor)


                                             By /s/ [ILLEGIBLE]
------------------------------                  ------------------------------

                                             Date Effective 8/31/99
------------------------------                   -----------------------------

                                             CLAYTON NATIONAL, INC. (Assignee)

                                             By /s/ John Anderson
------------------------------                  ------------------------------

                                             Date   8/31/99
------------------------------                   -----------------------------

                                             CLAYTON GRP., INC. (Assignee)

                                             By /s/ John Anderson
------------------------------                  ------------------------------

                                             Date   8/31/99
------------------------------                   -----------------------------

                                             ROBERT D. SCINTO (Owner)

                                                /s/ Robert D. Scinto
------------------------------               ---------------------------------

                                             Date   8/31/99
------------------------------                   -----------------------------


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                                   COMMERCIAL
                                      LEASE

     THIS LEASE is made as of this 5th day of March, 1999, by and between Robert D. Scinto (hereinafter referred to as "Landlord") and the following party (hereinafter referred to as "Tenant"):

               BrandDirect Marketing, Inc., a Delaware Corporation

     IN CONSIDERATION of the mutual benefits and obligations set forth in this Lease, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                  LEASING DATA

     1.01. LEASING DATA. This Article contains data used in other provisions of this Lease but set forth in this Article for ease of reference. For example, although the Monthly Base Rent is specified in this Article, Article IV is the operative provision of the Lease regarding the payment of the Monthly Base Rent. Whenever any item contained in this Article is more specifically described in a subsequent Article of the Lease, the more specific description will control.

     (a) The "Building" is the building in which the Leased Premises is located and is known as Two Corporate Drive, Shelton, Connecticut, which Building is located on the parcel of land more particularly described on Exhibit B attached hereto.

     (b) The "Leased Premises" is located on the third floor consisting of 13,125 rentable square feet, with the floor area outline of the Leased Premises being shown as cross hatched on Exhibit A, attached hereto.

     (c)  The "Leased Premises Square Footage" is 13,125 square feet.

     (d)  The "Initial Commencement Date" is April 15, 1999.

     (e) The "Initial Term" is the period of time beginning with the Actual Commencement Date and ending at the end of the day on August 31, 2005 subject to Tenant's Right to Cancel the Lease as provided in Exhibit E.

     (f) The "Leased Premises Use" is general administrative business offices, as well as any related lawful purposes as may be required in the conduct of Tenant's business..

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     (g)  The "Base Rent" for the Initial Term is

          Period                                    Monthly Base Rent
          ------                                    -----------------
          4/1/99 - 8/14/99                          $14,218.75 ($13/s.f.)

          8/15/99 - 8/14/00                         $15,312.50 ($14/s.f.)

          8/15/00 - 8/14/03                         $16,406.25 ($15/s.f.}

          8/15/03 -8/14/04                          $17,500.00 ($16/s.f.)

          8/15/04 - 8/31/05                         $18,593.75 ($17/s.f.)

     (h)  The "Security Deposit" is: $-0.

     (i)  The "Notice Address" for Landlord and Tenant are:

          Landlord:
                 Robert D. Scinto
                 c/o R. D. Scinto, Inc.
                 P.O. Box 880
                 Shelton, CT 06484

          Tenant:
                 BrandDirect Marketing, Inc.
                 4 Corporate Drive
                 Shelton, CT 06484
                 Attn: Tom St. Denis,
                       President

          With a copy to:
                 Shipman & Goodwin LLP
                 One Landmark Square
                 Stamford, CT 06901
                 Attn: Donald Gustafson

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ARTICLE II - DEFINITIONS

     2.01. CAPITALIZED WORDS AND PHRASES. This Lease contains many words and phrases with initial, capitalized letters. These words and phrases are used as specially defined terms in an effort to make the Lease easier to read. An effort has been made to set forth some of the more common defined terms in this Article, but other Articles may also contain defined terms. Whenever a capitalized word or phrase is used in this Lease, it shall have the definition specifically ascribed to it, unless the context of the usage implies otherwise. Some of the definitions listed below may not be used in the main body of the Lease. Some definitions which may not be used in the main body of the Lease are nevertheless listed because in some situations, the Data Section or additional provisions or exhibits added to the Lease may incorporate the use of such definitions.

     2.02. "ADDITIONAL RENT" means any charge, other than the Base Rent, payable by Tenant to Landlord under any provision of this Lease.

     2.03. "BUILDING" means the building in which the Leased Premises is located and "BUILDINGS" means all of the buildings in the Project.

     2.04. "COMMON AREA" means all portions of the Project other than rentable spaces in the Building.

     2.05. "CONSENT" OR "APPROVAL" of Landlord means only the consent or approval given by Landlord in writing which consent or approval shall not be unreasonably withheld, delayed or conditioned.

     2.06. INTENTIONALLY OMITTED.

     2.07. "FISCAL YEAR" means the 12 month periods comprising Landlord's fiscal year for the purposes of computing Monthly Additional Rent. It is contemplated that the Fiscal Year will be the calendar year, but Landlord may choose a Fiscal Year other than the calendar year.

     2.08. "LANDLORD'S INSURANCE PREMIUMS" means the premiums for Landlord's Insurance Coverages, Landlord's Insurance Coverages being defined in paragraph 8.02.

     2.09. "LEASED PREMISES" means the rentable space leased to Tenant at the Project, as generally described in the Data Section in Paragraph (1.01). A more particular description of the Leased Premises is all space within the lateral, upper and lower boundaries, excluding common utility lines and other similar items, as described below. The lateral boundary of the Leased Premises is the unfinished face of the sheet-rock and inside surface of the glass on all demising walls. If any wall is incomplete as of the inception of the Lease, the lateral boundary shall be the inside face of the demising wall studs until they are sheet-rocked. For the purposes of this paragraph, a demising wall is any wall separating the Leased Premises from any other space within its Building and any exterior Building wall separating the Leased Premises from the outdoors. The upper boundary of the Leased Premises is the lower surface of the suspended acoustical ceiling, and if none, the lower surface of the roof or deck of the next floor above the Leased Premises. The lower boundary of the Leased Premises is the unfinished surface of the concrete floor. The Leased Premises does not include any pipe, conduit, duct chase, wire, structural building support column, or other similar item located within the boundary of the Leased Premises but which represents a building component that serves portions of the Project besides only the Leased Premises.

     2.10. "LEASED PREMISES SQUARE FOOTAGE" means the square footage set forth in Article I, which represents the agreed upon rentable square footage of the Leased Premises, which rentable square footage is different than and in excess of the usable square footage. Landlord represents and warrants that the Leased Premises was measured and computed in accordance with the boundaries as defined in Paragraph 2.09 and that all rentable square footage in the Building will be measured and computed in the same manner as Tenant's Leased Premises.

     2.11. "LEASED PREMISES UTILITY CHARGES" means the charges payable by Tenant for utility consumption by the Leased Premises, as further described in paragraph 5.02.

     2.12. "NOTICE" means only written notification given by one party to the other. Notice may only be given by: a form of US Mail in which the recipient is required to sign a receipt (such as certified, return receipt); a nationally recognized courier service which requires the recipient to sign a receipt (such as Federal Express or UPS Next Day); and, in the case of Notice to Tenant, delivery to the Leased Premises and to Landlord, delivery to its management office at the Project. All Notices will be effective on receipt, except in the case of delivery to the Leased Premises, in which event the Notice will be effective as of the date of delivery. Notice must be given to the other party at the party's Notice Address, or Management Office, except in the case of Notice to Tenant, which may always be given at the Leased Premises. The Notice Address for each party is the address listed in the Data Section of this Lease, or to such other address designated by a party by Notice to the other party, provided, that Landlord shall not be required to give Notice to more than one address, and if more than one Tenant address is specified, Landlord may choose any one address of those designated by Tenant.

     2.13. "PROJECT" means the Building and the real estate associated with the Building, the current boundary of which is described on Exhibit B.

     2.14. "PROJECT OPERATING EXPENSES" means all of the reasonable expenses incurred by Landlord in the Operation of the Project except for those expenses which are specifically excluded in this paragraph below, as may be adjusted by the following sentence. If during all or part of any Fiscal Year the Project has not been fully occupied, then for the purposes of computing Project Operating Expenses for such Fiscal Year, Project Operating Expenses shall be those expenses which would have reasonably been incurred had the Project been fully occupied and would otherwise qualify as proper Project Operating Expenses. The preceding sentence shall in no event allow Landlord to receive payment or reimbursement for more than 100% of the expenses actually incurred by Landlord for the relevant Fiscal Year. Project Operating Expenses includes, without limitation: (a) the cost of any personnel of Landlord directly involved in the operation of the Project, provided such personnel are not above the grade of building manager and provided that the cost of any personnel serving more properties than the Building is allocated to the Building only in proportion to the time spent on the Building business; (b) the cost of equipment and supplies used in the maintenance and operation of the Project (salt and sand in the winter months, for example); (c) the cost of keeping the Project in good repair (repairs & replacements); (d) the cost of utilities serving the Common Area and utilities serving the Leased Premises other than those in Article 5 hereof (electricity for the parking lot lighting and HVAC, for example); (e) a reasonable customary management fee consistent with the operation of a first-class office building in the local market, not to exceed 5% of Base Rent;
(f) the cost of maintenance and cleaning of the Common Area; (g) the cost of equipment maintenance contracts; (h) landscaping costs; (i) restriping and repairing the parking area serving the Project; (j) Landlord's Insurance Premiums; (k) Project Taxes; and (l) any other item customarily expended for the maintenance, operation, repair and insurance of the Project. Project Operating Expenses shall not include; [i] the cost of any structural repairs or structural replacements for the Building; [ii] the cost of any item that is not reasonable (which means no rates for any services will be billed in excess of fair market rates - which may, for example, include a reasonable premium for overtime, after hours services and emergency services); [iii] any depreciation of any equipment or of any portion of the Project; [iv] any income tax imposed upon Landlord's income or any estate or gift tax of Landlord; [v] any payments on any mortgage debt secured by the Project; [vi] the cost of construction for any additional rentable space in the Project; [vii] fit-out costs for the fit-out of the leased premises of any tenant; [viii] any marketing and brokerage expenses in connection with the leasing of any space in the Project to any tenant; and [ix] any expenses incurred by Landlord in connection with the enforcement of a lease against any tenant. Notwithstanding anything else contained in this Lease to the contrary, the following shall be costs excluded from the definition of Project Operating Expenses under this Lease and Tenant shall not have to pay any part of such costs: (i) repair, replacements and general maintenance paid by proceeds of insurance or by another tenant or a third party of the Building, (ii) overtime or other expenses of the Landlord in curing defaults or performing work provided in this Lease which is the responsibility of Landlord, (iii) any income, corporate or franchise income tax, based on income or rents received by Landlord from the ownership or operation of the Building and/or Land, (iv)) any items otherwise properly constituting such an Operating Expense to the extent payment therefore is received from or payable by tenants (including Tenant) for materials or for services rendered or performed directly for the account of such tenants or for which a tenant (including Tenant) pays directly under an electricity schedule or other agreement; (v) any repairs or other work resulting from

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or occasioned by fire, wind storm or other insurable casualty or hazard; (vi)
the cost of any repairs or alterations necessitated by a condemnation or undertaking by any government or governmental agency; (vii) any other taxes due by landlord or its property manager based on the rentals or management fees received by the Landlord or its property manager such as income or franchise taxes; (viii) the cost of installing, operating and maintaining any specialty service from which Tenant shall be excluded; (ix) salaries and "fringe benefits" of officers and executives of Landlord or any affiliate of Landlord; (x) the cost of any work, repairs, alterations or service performed for any tenant(s) of the building (other than Tenant), whether or not Landlord is directly reimbursed in full therefore, if such work or services is made solely or substantially for one or more tenants other than Tenant and/or without substantially equal benefit to all tenants generally or is provided to a materially greater extent or in a materially more favorable manner than that furnished to Tenant; (xi) the cost of any items for which Landlord is reimbursed by insurance, manufacturer's warranty, judgment, settlement, tax rebate or otherwise, net of all reasonable costs of recovery of insurance or other proceeds; (xii) insurance premiums to the extent Landlord is reimbursed therefore; (xiii) advertising, promotional, marketing costs; (xiv) costs included in Project Operating Expense representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid on a fair market basis in the absence of such relationship solely to the extent of such excess; (xv) the incremental cost of HVAC, janitorial or other services provided to or upon the direction of Tenant or one or more other tenants of the Building during hours other than when such services are generally available to tenants of the Building and the Tenant or tenant(s) requesting the service have made direct payment to Landlord specifically for such overtime usage; (xvi) any amortization or depreciation of Landlord's acquisition cost, development expenses or adjusted basis of the Building (including, without limitation, any of the furnishings and fixtures thereunto), the Leased Premises or the Common Areas; (xvii) expenses attributable to defaults by any tenant of the Building other than Tenant, or any sums reimbursable by Tenant, or any other tenant of the Building; or (xviii) legal costs, title charges and other costs and expenses incurred by Landlord in connection with financing any mortgage lien in connection with Leased Premises or Buildings; (xix) lease payments for rented equipment, the costs of which equipment would constitute a capital expenditure if the equipment were purchased, or (xx) any expenditure which effects a material change in the aesthetic character of the Building, the Leased Premises, the Land or the Common Areas, or to the extent the purpose is to increase the capacity of any Building system so as to provide services to other tenants; or (xxi) repairs and replacement which, under generally accepted accounting principles, constitute capital expenditures, except to the extent allowable under the above clause; or
(xxii) structural repairs; or (xxiii) repairs of latent defects or other defects to the Building or any other improvement in the Project.

     2.15. "PROJECT TAXES" means the regularly assessed real estate tax of the municipality in which the Project is located and any other tax or use charge imposed upon the Project or its operation, such as, without limitation: a sewer assessment or use charge; a fire district tax; and/or a special taxing district tax. Project Taxes does not include any personal property tax imposed upon the personal property of any tenant or any other tax which may be imposed directly upon a tenant rather than the Project or its owner generally. The term "Project Taxes" shall not mean any interest or penalties which may become due by reason of the failure to pay such taxes when due and payable or any municipal, state or federal income, estate, inheritance, transfer, corporate or franchise taxes assessed against Landlord, or any income tax or tax on the rents arising from the Building or Project. Any tax assessments, including special assessments, on or against the Building, Land, improvements, common areas, or betterment shall be computed over the longest period of time as permitted by law. Tenant will be responsible for Tenant Percentage share of any such assessment during the Lease term.

     2.16. "RENT" means all sums payable by Tenant to Landlord under the provisions of this Lease, including all Base Rent and Additional Rent.

     2.17. "TENANT'S PERCENTAGE" means the percentage equivalent to the ratio of the Leased Premises Square Footage divided by the Total Building Square Footage, which may be adjusted upon any change in the Leased Premises Square Footage or Total Building Square Footage, but will not be adjusted based upon the degree of occupancy of the Project.

     2.18. "TERM" means the period of time during which Tenant is entitled to possession of the Leased Premises in accordance with the provisions of this Lease, but does not include any hold over period.

     2.19. "TOTAL BUILDING SQUARE FOOTAGE" means the gross rentable square footage of all of the rentable tenant spaces in the Building, whether rented or not. The Total Building Square Footage is subject to adjustment, such as an increase if any additional rentable square footage is constructed as an addition to the Building.

     2.20. "WALL STREET PRIME" means the interest rate published by the WALL STREET JOURNAL as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks, or a similar substitute rate selected by Landlord if the foregoing rate is no longer published.

ARTICLE III - LEASING OF LEASED PREMISES AND TERM OF LEASE

     3.01. LEASING OF LEASED PREMISES. Landlord hereby leases the Leased Premises to Tenant for the Term, together with a right to use certain portions of the Common Area, subject to the other provisions of this Lease. The Leased Premises are demised herein together with the non-exclusive use of all facilities which serve the Leased Premises and with any and all and singular appurtenances, rights, privileges and easements in or anywise pertaining thereto including, but not limited to, the right to use in common with other tenants and occupants of the building such parking facilities, elevators, stairways, corridors, entrance ways, restrooms, common parking areas and driveways, and other and similar or related facilities as may exist in and about the Project and on the Land and may be generally applicable to all tenants and occupants of the Project. Landlord represents and warrants to Tenant (a) that Landlord is the sole owner in fee simple of the piece, parcel or tract of land (upon which the building is erected, which land is more particularly described in Exhibit "B" annexed hereto) and (b) that the Landlord has the full right and authority to lease the Leased Premised (hereinafter defined to Tenant) and to otherwise enter into this Lease on the terms and conditions set forth herein and (c) Landlord is not in default in any of its obligations to any existing mortgagee or ground lessor and Landlord is current in all its payments to said mortgagee(s) or ground lessor, and (d) the Leased Premises is located in a municipal zoning classification that permits Tenant to use the Leased Premises for its intended use as general administrative offices.

     3.02. QUIET ENJOYMENT. Upon payment by Tenant of the Rents herein provided, and upon the observance and performance of all the covenants, provisions and conditions on Tenant's part to be observed and performed, Landlord represents and covenants that Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term without hindrance or interruption by Landlord or any person claiming by or through Landlord.

     3.03. COMMENCEMENT DATE. The Term will begin on the "Actual Commencement Date". The "Actual Commencement Date" is scheduled to be around the Initial Commencement Date set forth in the Data Section, or unless Landlord is delayed in completing any Landlord's "Initial Fit-Out Work" (defined in paragraph 3.04). In the case of any such delay, the Actual Commencement Date shall be the Initial Commencement Date extended to the date on which Landlord tenders possession of the Leased Premises to Tenant, in substantially the condition promised to Tenant (for example - as-is & broom clean and/or with substantial completion of Landlord's Initial Fit-Out Work - as may be set forth in other provisions of this Lease regarding the condition of the Leased Premises upon delivery to Tenant). The Actual Commencement Date of this Lease shall be subject to the following conditions all being satisfied. (1) Landlord shall have performed and made the Leased Premises available to Tenant or its occupancy for Tenant's exclusive use and possession; (2) Landlord has substantially completed the work pursuant to the work and drawings to be approved by Tenant pursuant to Exhibit C
- Landlord's Initial Fit-Out Work; (3) A Certificate of Occupancy permitting the occupancy by Tenant of the Leased Premises for its permitted use has been issued by the applicable governmental authority; (4) Landlord has provided that all building systems serving the Leased Premises are in good operating condition and
(5) Landlord shall obtain and deliver to Tenant an executed Agreement in recordable form executed by the existing Mortgagee granting the subordination and non-disturbance agreement in form and content reasonably similar to the attached. Landlord shall use

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reasonably diligent efforts and proceed with due diligence to complete the construction of the Building and Leased Premises and obtain a Certificate of Occupancy for the Building and for the Leased Premises by the Initial Commencement Date of around April 15, 1999. In the event that Landlord has not completed the Building and the Leased Premises by June 15, 1999, then Tenant, at its sole option, shall have the right to terminate this Lease and be released from any further obligation by so notifying Landlord within fifteen (15) days thereafter.

     3.04. CONDITION OF LEASED PREMISES UPON DELIVERY TO TENANT. The Leased Premises shall be delivered to Tenant on the Actual Commencement Date, broom clean and free of all personal property of others, except that Landlord will perform any work set forth in Exhibit C, attached hereto, as Landlord's Initial Fit-Out Work. Any Landlord's Initial Fit-Out Work shall be performed by Landlord in a good and workmanlike manner. Landlord will commence any Landlord's Initial Fit-Out Work on or before the date felt to be reasonably early enough for the work to be substantially completed on or before the Initial Commencement Date. Landlord shall use Landlord's best efforts to begin Landlord's Fit-Out Work promptly after the execution of this Lease provided plans are finalized.

     3.05 AMENITIES In addition to the Lease of the Premises, Landlord hereby grants to and shall make available to Tenant, and to Tenant's employees, the amenities and services set forth on Exhibit G, "Amenities/Enterprise Corporate Park." Landlord represents and warrants covenants that so long as Landlord owns or controls the Enterprise Park buildings, said amenities and services shall be available to Tenant during the Lease Term provided Tenant is not in default under the terms of this Lease. Tenant agrees that the amenities and services are provided to other tenants in the Building and the Project and are subject to the terms and conditions of the entity or company providing said service and are subject to the applicable costs for using said services. Tenant agrees that Tenant and its employees will be subject to the applicable charge for using any of the services set forth on Exhibit G and shall be subject to the applicable rules and regulations of the company or persons providing said services.

     3.06 PARKING In addition and as part of this Lease, Landlord shall provide to Tenant, on a non-exclusive basis, parking spaces servicing the Project in a number equal to four (4) spaces per 1,000 rentable square feet.

ARTICLE IV - PAYMENT OF RENT

     4.01. PAYMENT OF RENT. Tenant shall pay the monthly Base Rent and the Monthly Additional Rent on the first day of each month during the Term, in advance. The amount of the Monthly Additional Rent and method of billing therefore is set forth in paragraph 4.02. Any other charge shall be due in accordance with the Lease provision governing the charge. For example, if Tenant is to pay Landlord for any fit-out work, the charge and manner of payment for that may be covered under the provision specifying the fit-out work.

     4.02. MONTHLY ADDITIONAL RENT. The Monthly Additional Rent is: [i] Tenant's Percentage of Project Operating Expenses; plus [ii] Leased Premises Utility Charges. At the beginning of each Fiscal Year, Landlord shall prepare an itemized estimate (in reasonable detail) of all of the components of the Monthly Additional Rent expected to be incurred by Tenant during the ensuing Fiscal Year. Landlord will provide a copy of the statement of estimated Monthly Additional Rent to Tenant and Tenant shall pay the Monthly Additional Rent based on Landlord's estimated statement, each monthly payment to be 1/12 of the estimated Monthly Additional Rent to be incurred for the full Fiscal Year. Landlord represents and warrants that the estimate for calendar year 1999 for Project Operating Expenses is set forth on Exhibit F, attached hereto and made a part hereof. After the end of each Fiscal Year, Landlord will prepare an itemized statement of the actual Project Operating Expenses incurred by Landlord during the prior Fiscal Year, together with a statement of any overpayment or underpayment of actual Monthly Additional Rent based upon the estimated payments made by Tenant. Landlord will render the statement of Monthly Additional Rent actually incurred by Tenant within 90 days after the end of each Fiscal Year. In the case of an underpayment, Tenant shall pay the shortage to Landlord within 30 days after rendering the statement of actual Monthly Additional Rent to Tenant. In the case of an overpayment, Landlord will reimburse the amount of the overpayment to Tenant within 30 days after the rendering of the statement. In the event it becomes apparent to Landlord during the course of a Fiscal Year that the actual Monthly Additional Rent will be materially different than the estimated Monthly Additional Rent (on account of an unexpected increase in the municipal real estate tax, for example), then Landlord may amend the statement of estimated Monthly Additional Rent and the monthly payments will be adjusted such that all of the newly estimated Monthly Additional Rent for the full Fiscal Year will have been paid via the Monthly Additional Rent payments made prior to the new estimate plus payment of the equal adjusted installments of the Monthly Additional Rent payments remaining in the Fiscal Year. If Landlord has not provided Tenant with statement of estimated Monthly Additional Rent prior to the beginning of a Fiscal Year, Tenant shall make installment payments based upon the installments in effect for the prior year until the new statement of estimated Monthly Additional Rent is rendered to Tenant. The calculation of Monthly Additional Rent shall be in accordance with Generally Accepted Accounting Principles consistently applied (unless express provisions of this Lease deviate). Any component of Project Taxes shall be charged to any period in the same manner in which real estate tax is adjusted on closings for property in the municipality in which the Project is located, but if not adjusted, then in advance, each payment covering the period when first due until the date on which a payment is next first due (the method of adjustment for the regular municipal real estate tax being in advance - based upon a uniform fiscal year). All utility bills and other similar expenses shall be allocated to the period of usage which resulted in the bill. For example, if Landlord receives a Common Area electric bill in January 1994, which bill covers a period beginning in November 1993 and ending in December 1993, the electric bill would be charged to 1993 Project Operating Expenses

     4.03. ADDITIONAL PROVISIONS REGARDING PAYMENT OF RENT. All Rent shall be due and payable without any setoff or deduction to Landlord at the times specified in this Article, above. If any installment (except as otherwise specifically provided for in the Lease) of Rent is not paid within 10 days of its due date, Tenant shall pay a late charge to Landlord equal to $100. If the outstanding balance of Rent owed to Landlord contains any amount that has not been paid within 10 days of its due date, then beginning on the 11th day, the entire outstanding balance of Rent owed by Tenant shall bear interest at the "Default Rate", until the outstanding balance no longer includes any amounts not paid within 10 days of their due date. The "Default Rate" is the rate of interest equal to the lesser of: [i] 2% over the "Wall Street Prime" in effect at the time the Default Rate begins to accrue; or [ii] the maximum rate of interest permitted to be charged under law. Any liability for unpaid Rent shall survive the termination of the Lease.

     4.04 Upon reasonable advance notice to Landlord, Tenant or its agents or employees shall have the right to audit Landlord's books and records during normal business hours to confirm and verify the numbers and statements contained in Landlord's statement in connection with the determination of Tenant's Percentage Share of Project Operating Expenses during the term of this Lease. Tenant shall have the right to require the production of Landlord's books and records which relate to these items of cost and the right to deliver notice of disagreement with respect to any item of Project Operating Expense. Upon written notice from Tenant, Landlord shall make available to Tenant copies of books and records indicating how it calculated Additional Rent based on Tenant's Percentage Share of Project Taxes and Tenant, at its cost, shall have the right to audit, review and photocopy Landlord's books and records during normal business hours in connection with any tax statement or tax appeal proceeding.

ARTICLE V - LEASED PREMISES UTILITIES

     5.01. RESPONSIBILITY TO PROVIDE UTILITIES TO THE LEASED. PREMISES Landlord shall provide electric power for the lighting and power outlets for the Leased Premises and heating fuel and electricity for the air conditioning system for the Leased Premises. If Landlord is responsible to provide the Leased Premises to Tenant with any plumbing fixtures (such as kitchen facilities with a sink or bathroom facilities), Landlord will provide a water supply to the plumbing fixtures and a waste line from such plumbing fixtures. Landlord will provide Tenant with a location in the Building with a local telephone line connection to which Tenant may run Tenant's telephone lines. Tenant shall have the right to choose its telephone service company from available companies at no additional charge.

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     5.02. RESPONSIBILITY TO PAY FOR LEASED PREMISES UTILITY CHARGES. Tenant
shall pay all charges for utilities used, consumed in or allocable to the Leased Premises ("Leased Premises Utility Charges"). If the electricity consumed in the Leased Premises is not separately metered, Tenant shall pay Landlord for the electric consumption at the rate of $1.25 per square foot of Leased Premises Square Footage per annum, increased by the amount of any rate increase imposed after the execution of this Lease by the utility company providing service to the Building. The preceding $1.25 per square foot per annum rate is based on normal office usage, and Landlord reserves the right to increase the Tenant electric charges in the event that Tenant's electric consumption shall be in excess of normal office usage (for example, excess usage due to a computer installation with high energy consumption). The Leased Premises Utility Charges are payable in monthly installments, in the manner set forth in Article IV.

ARTICLE VI - USE OF LEASED PREMISES AND TENANT'S CONDUCT IN PROJECT

     6.01. PERMITTED USE FOR LEASED PREMISES BY TENANT. Tenant-and any permitted assignee or sublessee shall use the Leased Premises for the sole and exclusive purpose set forth in the Data Section and no other purpose. The use of the Leased Premises shall also be in accordance with all laws affecting the Leased Premises, including the municipal zoning laws. Unless the use set forth in the Data Section expressly provides otherwise, the use of the Leased Premises shall be limited to the operation of a general business office. Tenant will comply with all rules and regulations reasonably established by Landlord and uniformly applicable for the governing of conduct of tenants in general in the Project, of which Tenant is given written notice.

     6.02. TENANT ALTERATIONS, TENANT'S CONTRACTORS, MECHANIC'S LIENS, ETC Tenant shall not cause any alteration or improvement to be made to the Leased Premises or to any other portion of the Project unless Tenant has obtained. Landlord's prior Consent. Notwithstanding the foregoing, Tenant may, without Landlord's consent, install wall coverings, floor coverings or make decorative changes and furnishings or make other changes to the Leased Premises which do not require any structural changes or interfere with any Building system. Landlord will not unreasonably withhold or delay Landlord's Consent to such alterations or improvements, but prior to rendering Consent, Landlord may require Tenant to submit building plans (in detail reasonably required by Landlord) and the identity of the contractor or contractors and subcontractors to perform any such material alterations and the references for such contractors and subcontractors reasonably requested by Landlord. Prior to the commencement of any such alteration or improvement by any contractor, Landlord will be provided with a certificate of insurance for such contractor, showing public liability coverage, workers' compensation coverage and any other coverage reasonably required by Landlord, which certificate names Landlord as an additional insured and provides that the coverage will not be canceled or not renewed without at least 15 days advance Notice to Landlord. All work performed by or through Tenant shall be performed in full compliance with all laws, shall be carried out in a prompt and workmanlike manner and shall not unreasonably interfere with the peaceful enjoyment of the Project by any other tenant. Tenant shall promptly pay all contractors and materialmen hired by Tenant to furnish any labor or materials which may give rise to the filing of a mechanic's lien against the Project attributable to alterations and improvements done by or through Tenant. Should any such lien be placed against the Project, Tenant shall cause same to be discharged as against the Project within the sooner of: [i] 30 business days after Tenant receives notice of such lien: or [ii] 30 business days after request by Landlord to remove such lien; [iii If bond is filed and such lien is discharged, Tenant shall not be obligated to discharge the lien by payment. Notwithstanding any notice and grace period before default elsewhere set forth in this Lease, if Tenant shall fail to discharge such lien within the time period set forth in this paragraph above, and shall further fail to discharge such lien within 10 more business days after Notice of failure to discharge the lien is given from Landlord, then Tenant shall be in material default of the Lease, without any further notice or grace period.

     6.03. TENANT'S GENERAL COMPLIANCE WITH LAWS. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all laws now in force or which may hereafter be in force and not being reasonably disputed by Tenant pertaining to Tenant's use of the Leased Premises and any act therein by Tenant. Specific reference is made to Tenant's duty to comply with all state, federal and local laws concerning environmental protection and Tenant's conduct at the Leased Premises and Project. Tenant shall indemnify and hold Landlord harmless from and against any damage, liability, cost and/or expense which Landlord may suffer by reason of Tenant's failure to comply with the laws governing Tenant's conduct at the Leased Premises and Project, including all laws concerning environmental protection. Tenant shall undertake no acts which would result in the Leased Premises being defined as an "Establishment" under the environmental laws of the State of Connecticut. Landlord, at its expense, shall comply with all laws, ordinances, regulations, building codes and other regulations of any federal, state, county or city authority relating to the Leased Premises and/or the Building including common areas thereto, (except for those laws and regulations for which Tenant is obligated pursuant to this section above) including but not limited to all requirements of the Americans with Disabilities Act ("ADA") regarding the Building, the common areas of the Building, the parking garage or other areas or facilities serving the Building or Project Tenant shall be responsible for compliance with ADA regarding its improvement of and use within the Leased Premises.

     6.04. SIGNAGE & WINDOW TREATMENT. Tenant will not place or maintain, or cause to be placed or maintained, on any portion of the Project exterior to the Leased Premises or any portion of the Project (including the Leased Premises) visible from the exterior of the Leased Premises, any sign or advertising matter without Landlord's written consent. Tenant shall not place any object on any portion of the Project exterior to the Leased Premises without Landlord's written consent. Tenant shall not install or maintain any window treatment without the prior written consent of Landlord. Landlord may require Tenant to install window treatments with a particular exterior appearance (color, style and quality), as viewed from the exterior of the Leased Premises.

     6.05. ENVIRONMENTAL COMPLIANCE. Tenant will not under any circumstances cause or permit the depositing, spillage or seepage of any "Hazardous or Special Substance" in any dumpster or in any other area of the Project other than an in an area and in a manner which is in strict compliance with all laws and which is Approved in advance by Landlord. Tenant will not use, store, generate or dispose of any substance in any manner which would cause the Project to be classified as an Establishment under the laws of the State of Connecticut. Tenant will indemnify Landlord from and against any loss, cost, damage, fines, testing deemed reasonably necessary by Landlord or any other expense incurred by Landlord as a result of any violation of any environmental law or this paragraph by Tenant or any agent, servant, employee or contractor of Tenant. "Hazardous or Special Substance" means any substance that may not be dumped in a land fill as general trash, any substance listed under the laws of the State of Connecticut or the United States as a hazardous waste, or any other substance whose use, presence or storage at the Leased Premises requires any person to comply with any environmental reporting or registration requirement under any law. Landlord warrants and represents excepting any items used in normal office operations (1) that the Leased Premises and Project are and will be at the Commencement Date free from any hazardous, toxic or dangerous substance or material (collectively "Hazardous Materials") defined as such (or meeting criteria so as to be defined as such) in any federal, state, local or municipal law, ordinance, code, decree or requirement regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material, as now or at any time hereafter may be in effect (collectively "Environmental Laws"); (ii) that the Leased Premises and Project are and will be at the Commencement Date free of any asbestos or asbestos containing substance; (iii) that Landlord has never received any notice of any violation of or non-compliance with any Environmental Law as regards the Leased Premises or Project; (iv) that Landlord has never caused or permitted any Hazardous Material, asbestos or asbestos-containing substance to be placed, held, located or disposed of on, under or at the Leased Premises or Project or any part hereof. Landlord shall indemnify and hold Tenant harmless from and against any and all loss, damage, cost or expense (including but not limited to clean-up costs and losses relating to interruption or cessation of operations) arising out of or relating to any breach of any of the foregoing warranties and representations.

     6.06. OTHER DUTIES OF TENANT REGARDING' MAINTENANCE, REPAIR AND CONDUCT AT THE PROJECT. Tenant will conform Tenant's conduct to the following standards and will perform the following duties, all in a prompt, diligent, reasonable and workmanlike manner, at Tenant's sole cost and expense:

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(a)     Tenant will maintain the Leased Premises in a reasonably clean and neat condition;

(b) Tenant will keep the Leased Premises in good repair, subject to normal wear and tear, except that any repairs to the structure of the Building which are not necessitated by any negligent or willful act or omission of Tenant shall be performed by Landlord;

(c) Tenant will remove all trash from the Leased Premises with such frequency as is consistent with the operation of Tenant's business in a first class manner, which will include placing general trash in the appropriate Project Dumpster and recyclable trash in the appropriate Project Dumpster in order to comply with any environmental laws affecting Tenant's conduct.

(d) Tenant will comply with all laws affecting Tenant's use of the Leased Premises and any recommendations of Landlord's fire insurance rating organization, which laws may include, but are not limited to: the municipal zoning regulations; any environmental laws; and any licensing laws regulating the operation of Tenant's business.

(e) Tenant will comply with all written rules and regulations reasonably established by Landlord and are uniformly applicable regarding the use of the Project, which rules may be presently existing or hereafter established and may include, for example rules governing employee parking, time for rubbish removal, manner of making deliveries to the Leased Premises and style of signage.

     6.07. LIMITATIONS ON TENANT'S CONDUCT. Tenant agrees to abide by the following limitations regarding conduct at the Project:

(a) Tenant will not cause or permit the playing of any loudspeakers, phonographs, public address systems or similar audio devices in such a manner so as to be excessively audible outside of the Leased Premises;

(b) Tenant will not place any trash anywhere in the Project outside of the Leased Premises except in the Project Dumpsters or Tenant's Dumpsters, as the case may be.

(c) Tenant will not cause or permit to emanate from the Leased Premises any objectionable odor, as determined in Landlord's reasonable discretion.

(d) Tenant will not do anything which unreasonably and materially interferes with the use and peaceful enjoyment of the leased premises of any other tenant;

(e) Tenant will not solicit business in the Common Area via distribution of handbills or other advertising matter or via verbal contact with patrons of the Project, other than personal discussions with persons known to the person soliciting prior to such person's entry into the Common Area.

(f) Tenant will not permit the parking of any vehicles in any manner which interferes with the drives, sidewalks and fire lanes and any other areas desired to be kept clear by Landlord.

(g) Tenant will not permit the regular overnight parking of any vehicles in the parking area.

(h) Tenant will not receive or ship merchandise or equipment outside of the areas designated by Landlord for loading and unloading.

(i) Tenant will not place any load on any floor in excess of its loading capacity which is 100 lbs. per square foot.

(j) To the extent that Tenant may control the temperature in the Leased Premises, Tenant will not permit the temperature in the Leased Premises to fall low enough to cause any pipes to freeze.

(k) Tenant will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire insurance policy.

(1) Tenant will not knowingly use the Leased Premises or any portion of the Common Area for any purpose prohibited by law.

     6.08 TENANT ACCESS Landlord shall provide Tenant, its employees and agents with access to the Leased Premises and the parking areas and Common Areas twenty-four (24) hours a day and seven (7) days a week. Landlord, at its expense, shall furnish adequate lighting to the Common Areas twenty-four (24) hours a day, seven (7) days a week.

ARTICLE VII - LANDLORD'S MAINTENANCE OF Project AND OTHER ACTIVITIES OF LANDLORD IN Project

     7.01. LANDLORD'S MAINTENANCE DUTIES. Landlord will perform all maintenance and repair reasonably necessary to maintain the Project in a condition consistent with a first class property of the type constituted by the Project (E.G., office building, R&D building, retail center, etc.) in the municipality in which it is located. Notwithstanding the preceding sentence, Landlord's maintenance obligations shall not extend to any maintenance duties of Tenant set forth in Article V or the maintenance of any other portion of the Project which is the responsibility of any other tenant under such other tenant's lease. Landlord's maintenance duties shall be carried out in a prompt, diligent and workmanlike manner and shall include (to the extent not required to be performed by Tenant under Article V):

(a)     keeping the Common Area, including the parking areas reasonably clean.

(b) performing snow and ice removal and sanding/salting for all portions of the Common Area constituting parking areas, drives and walkways.

(c) keeping the exterior and structure of the Buildings in good repair, except that to the extent not covered by Landlord's Insurance, Tenant will be responsible for any repair necessitated by the neglect or willful misconduct of Tenant or Tenant's agents, servants, employees or contractors.

Tenant shall not be responsible, and Landlord shall be responsible, for any repairs to the Leased Premises, the Building or Project as are required by reason of Landlord's neglect or other fault in the manner performing any work including the Initial Work Fit Out or other work as is required by reason of neglect or other fault by Landlord, its employees, agents or contractors. Without limiting the generality of the foregoing, Landlord shall keep and maintain the Building, the Common Areas, its fixtures and facilities servicing the Leased Premises in good working order, condition, repair and shall make all structural and non-structural repairs, interior and exterior, as and when needed in the Building, except for those repairs for which Tenant is responsible pursuant to paragraph 6.06. Landlord and Tenant acknowledge and agree that the provisions set forth in this Section shall not apply to any repairs or replacements required as a result of fire or other casualty insured hereunder. Landlord, at its sole expense, shall be responsible for any repairs to (i) the structural elements of the Leased Premises or the Building containing the Leased Premises including but not limited to floor slabs, exterior walls, the roof and exterior architectural finishes; (ii) any Building systems serving the Leased Premises including, but not limited to the heating, ventilation, air conditioning systems, utilities supplying the Building and/or Leased Premises and (iii) to any elements in the common areas of the Building such as the parking lots or (iv) any repairs or damage covered or attributed to Landlord, its agents, employees or contractors unless any of the foregoing is caused by the negligence or willful misconduct of Tenant, its agents, employees or contractors.

     7.02. PROJECT DUMPSTERS AND TENANT'S DUMPSTERS. "Project Dumpsters" are those trash receptacles referred to in this paragraph.

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Landlord will provide a dumpster or dumpsters for normal volumes of office trash in a location or locations in the Building selected by Landlord. In the event Tenant's refuse consists of other than normal volumes of office trash, Landlord reserves the right to require Tenant to supply a dumpster or dumpsters for Tenant's trash ("Tenant's Dumpsters"), at Tenant's sole cost and expense, under a contract which is subject to Landlord's prior approval, which approval may be withheld on account of the contract not being cancelable on not more than one month's advance notice. The cost incurred by Landlord in providing a dumpster or dumpsters may be included as an element of Project Operating Expenses or may be charged as a Monthly Reimbursement reasonably allocated by Landlord among all of the tenants using any dumpster in common with other parties.

     7.03. INTENTIONALLY OMITTED.

     7.04. LANDLORD'S RIGHT TO PERFORM WORK IN PROJECT. Landlord shall have the right to undertake the following activities in the Project: construction of additions to the Buildings and additional buildings; demolition of Buildings; changing the grade and/or layout of the parking area or other Common Area; excavation of the Common Area for the purposes of the above and/or installing or repairing utility lines; and remodeling of the exterior of the Buildings. Landlord's right to undertake any of the foregoing activities shall be limited such that: there will be no unreasonable interference with Tenant's use of the Leased Premises or access thereto; there shall be no materially adverse change with respect to the proximity of Tenant's parking to the Leased Premises; and Tenant's parking shall not decrease below the level required to be maintained under the municipal zoning regulations.

     7.05. LANDLORD'S RIGHT TO PIPES, ETC Landlord shall have the right to install, maintain and repair pipes, wires, ducts and similar items in the space above any suspended ceiling and, in the case of an area with no suspended ceiling, in the area of the Leased Premises reasonably close to the underside of the roof or next floor above the Leased Premises. Landlord may enter the Leased Premises for the purpose of performing such installation, maintenance and repair, and for the purpose of performing any maintenance or repair of any portion of the Project for which entry into the Leased Premises is necessary, provided any entry by Landlord under this paragraph is accomplished in a manner which minimizes any disruption to Tenant's business.

ARTICLE VIII - INSURANCE, INDEMNIFICATION, WAIVERS, ETC.

     8.01. TENANT'S INSURANCE COVERAGES. Tenant will maintain Tenant's Insurance Coverages at all times during the Term. Tenant's Insurance Coverages shall be maintained with an insurance carrier licensed to do business in Connecticut and Approved of in advance by Landlord, Landlord's Approval not to be unreasonably withheld or delayed and to be based on whether the insurance carrier maintains a rating reasonably satisfactory to Landlord from a rating service such as A.M. Best. Landlord may require Tenant to name Landlord as an additional insured on Tenant's public liability policy and as a loss payee (to the extent of damage to the realty) on Tenant's property insurance policy. Landlord may require Tenant to provide Landlord with a copy of the policy or policies evidencing Tenant's Insurance Coverages and Tenant shall provide Landlord (prior to the Actual Commencement Date) with a certificate whereby the insurance carrier agrees not to cancel or fail to renew its coverage unless at least 15 days advance Notice is provided to Landlord. If Tenant shall fail to procure Tenant's Insurance Coverages or provide Landlord with the copy of an insurance policy or a certificate of insurance, as Landlord may request under the provisions of this paragraph, Landlord may procure, but without any obligation to do so, any Tenant's Insurance Coverages and Tenant will pay Landlord the reasonable cost of the same. Tenant's Insurance Coverages are the following insurance coverages, or such lesser coverages as Landlord may approve of in advance:

(a) General public liability insurance coverage in at least the single limit amount of $500,000, with reasonable deductible, insuring Tenant against all personal injury and property damage claims arising out of any act or omission of Tenant at the Leased Premises and such personal injury and property damage claims for which Tenant is required to indemnify Landlord under the provisions of this Lease.

(b) All-risk property insurance insuring at least the full replacement value (less a commercially reasonable deductible not to exceed $2,000) of all of Tenant's personal property at the Leased Premises and all fixtures and improvements forming a part of and located within the boundaries of the Leased Premises,

     8.02. LANDLORD'S INSURANCE COVERAGES. Landlord shall maintain Landlord's Insurance Coverages. Landlord's Insurance Coverages consist of any insurance coverage reasonably maintained by Landlord in connection with the operation of the Project, which coverages may include: a public liability insurance policy; an all-risk property insurance policy, including coverage for rental loss on account of property damage; and workers' compensation coverage for personnel carrying out activities chargeable to Project Operating Expenses. During the term, Landlord shall maintain a policy or policies of insurance covering loss or damage to the Leased Premises, the Building or the Common Areas, which policy or policies shall include protection from rental loss, coverage for operating expenses resulting from loss or damage to the Leased Premises and protection from other hazards as normally insured in the industry and as arc consistent for a first class office building. Such insurance shall be in an amount at least equal to the full replacement value of the Property (without deducting depreciation) against loss and damage that is customarily included under standard "all risk policies" and equal to the full replacement cost of the Leased Premises. Landlord shall also maintain a policy under an occurrence basis of general liability insurance insuring Landlord (and such other entities as are designated by Landlord and/or Tenant) as additional insurance against liability for personal injury, bodily injury and other damage to property arising or resulting from occurrences on or about the Building and Common Areas. Landlord shall also cause such respective insurance carriers to waive any and all rights of recovery against Tenant or against any offices, employees, partners, agents or representatives of Tenant for loss of or damage to property of Landlord or the property of others under its control to the extent such loss or damage is insured against or under any insurance Policy guaranteed by Landlord.

     8.03. TENANT TO PAY FOR EXCESS INSURANCE PREMIUMS. Tenant will promptly pay Landlord the amount of any insurance premium for Landlord's Insurance Coverages which is in excess of the premium payable had Tenant's use of the Leased Premises been a use for which the lowest premiums for Landlord's Insurance Coverages are available. In the case where Tenant and any other tenant's use or non use of their respective leased premises results in any insurance premium in excess of the most favorable premiums for Landlord's Insurance Coverages, Tenant shall be responsible to pay Landlord the portion of the excess which the Leased Premises Square Footage bears to the total leased premises square footage of all tenants causing the excess premium, or any other reasonable allocation made by Landlord of the excess in premiums for Landlord's Insurance Coverages caused by Tenant. Landlord represents and covenants that the Tenant's intended use of general office use will not result in any charge for excess premiums.

     8.04. NO SUBROGATION - WAIVERS OF CLAIM. Landlord and Tenant waive the right of subrogation against the other party on account of any insured loss. Tenant and Landlord each recognize that they may obtain property insurance, covering losses to property on account of acts and/or omissions of the other, and if such coverage is not obtained, the party failing to maintain the coverage shall bear the risk of any insurable property loss (less a commercially reasonable deductible) caused by any act or omission of the other party not arising to the level of gross negligence or willful misconduct. Accordingly, in the event of any uninsured property loss or damage of Tenant caused by any act or omission of Landlord that does not constitute willful misconduct or gross negligence, which loss or damage could have been insured under a standard tenant's all-risk property insurance policy, Tenant waives any claim against Landlord on account of the loss (except for recovery of a commercially reasonable deductible not in excess of $2,000). Further provided, in the event of any uninsured property loss or damage of Landlord caused by any act or omission of Tenant that does not constitute willful misconduct or gross negligence, which loss or damage could have been insured under a standard Landlord's all-risk property insurance policy, Landlord waives any claim against Tenant on account of the loss (except for recovery of a commercially reasonable deductible) not in excess of $2,000.

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     8.05. INDEMNIFICATION AGAINST THIRD PARTY CLAIMS. In the case of third party claims arising out of an act or omission of Tenant or an agent, servant or employee of Tenant (a "Tenant Fault Claim") and not out of an act or omission of Landlord or an agent, servant or employee of Landlord (a "Landlord Fault Claim"), Tenant shall be responsible for the Tort Indemnity of Landlord. In the event of a Landlord Fault Claim, Landlord shall be responsible for the Tort Indemnity of Tenant. In the event of claims which are both Tenant Fault Claims and Landlord Fault Claims each party shall be responsible for the claim in the proportion such party's fault bears to the total fault of Landlord and Tenant. Each party shall be responsible for the Tort Indemnity of the other party for the portion of the claim which is the responsibility of the party owing the Tort Indemnity. Tort Indemnity shall mean that the party responsible for the indemnification shall provide the legal defense of the claim (counsel being subject to the approval of the indemnified party, approval not to be unreasonably withheld) and the indemnifying party shall be responsible to pay the amount of the claim (subject to the right to defend it) up to the limits of the indemnification's set forth in this paragraph, above, except that in the case of claims which are both Tenant Fault Claims and Landlord Fault Claims, each party shall be responsible for such party's own costs of legal defense. Tort Indemnity shall not be owed to the extent that the party owing the indemnification has been prejudiced by any failure of the party seeking the indemnification to give Notice to the other party within a reasonable time after said party becomes aware of a claim in which the other party may owe an indemnity obligation under this paragraph.

ARTICLE IX - ASSIGNMENT AND SUBLETTING

     9.01. LANDLORD'S CONSENT REQUIRED FOR ASSIGNMENT AND SUBLETTING. Subject to Paragraph 9.04, Tenant will not assign this Lease in whole or in part nor sublet all or any part of the Leased Premises without the prior written Consent of Landlord, which will not be unreasonably withheld, delayed or conditioned. Prior to any assignment or subletting for which Landlord's Consent is required, Tenant shall give Notice to Landlord of the proposed assignee or subtenant and the terms of the proposed assignment or subtenancy, and upon request of Landlord, Tenant will provide Landlord with any other information reasonably requested by Landlord for the purpose of evaluating the proposed assignee or subtenant. Landlord hereby expressly Consents to any assignment or subletting to an entity controlled by Tenant, which controls Tenant, or is under the control of the same entity that controls Tenant (a "Tenant Affiliated Entity"). For the purposes of the preceding sentence, "control" means legal voting control. The Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such Consent to subsequent assignment or subletting. Unless landlord shall give express Consent of the release of Tenant, no assignment or subletting or acceptance of any rent from any party in possession of the Leased Premises shall constitute a release of Tenant from the obligations under this Lease. By accepting the assignment of this Lease, any assignee assumes all obligations of Tenant to Landlord from and after the date of the assignment, jointly and severally with Tenant. Any attempted assignment or subletting by Tenant without the prior Consent of Landlord shall be void. No assignment or subletting shall provide for a rental payment, or other payment for use and occupancy or utilization, based in whole or in part on the net income or profits derived by any person or entity from the property assigned, subleased, occupied or utilized (other than an amount based upon a fixed percentage of sales), and any such purported assignment or subletting based upon such payment shall be void and any amount payable thereunder or any rental amount therefor passed to any person or entity shall not have deducted therefrom any expenses or costs related in any way to the leasing of such space.

     9.02. RELEASE OF TENANT ON CERTAIN ASSIGNMENTS AND SUBLETTINGS. Except for an assignment or subletting to a Tenant Affiliated Entity, for which express Consent is given in paragraph 9.01, in the event Tenant gives Landlord any Notice of proposed assignment of this Lease or subletting of more than 50% of the Leased Premises, then Landlord may, by Notice to Tenant, terminate this Lease by lapse of time, effective on the date specified in Landlord's termination Notice. Landlord's termination Notice under this paragraph may only be given within 30 days after Notice of the proposed assignment or subletting from Tenant, unless, within 15 days after the Notice from Tenant Landlord makes a request to Tenant for further information with which to evaluate the proposed assignee or subtenant, in which event the time within which Landlord may give Notice of termination shall be extended to 30 days after Tenant has provided the further information to Landlord. Landlord's termination Notice must specify an effective date for the termination, and if the termination Notice is given, this Lease shall come to an end by lapse of time as if the Term had always expired on the effective date of the termination, and provided Tenant has vacated the Leased Premises in accordance with the provisions of this Lease, Tenant shall be deemed to be released from any further liability or obligations of Tenant under this Lease arising from and after the date Tenant has vacated.

     9.03. LANDLORD'S RIGHTS ON PROPOSED SUBLETTING OR ASSIGNMENT. In the event Tenant desires to sublet or assign this Lease in whole or in part, other than to a Tenant Affiliated Entity, for which express Consent is given in paragraph 9.01, then Landlord shall have the right of first refusal against such subletting or assignment in accordance with the further provisions of this paragraph. Tenant shall give Landlord Notice of the terms of any bona fide offer to sublet or assign pursuant to which Tenant desires to consummate a subletting or assignment, which terms shall not include consideration for the subrent or assignment price in anything other than cash and shall not include the subrental or assignment of any premises other than all or a portion of the Leased Premises. Landlord shall have 10 days after the Notice from Tenant to notify Tenant of Landlord's acceptance of said subletting or assignment terms. If Landlord shall not exercise Landlord's right of refusal within the 10 day time period, the subletting or assignment shall be free of Landlord's refusal right contained in this paragraph as to a subletting or assignment on the terms contain in the Notice from Tenant, provided that such assignment or sublease is executed and commences within not more than 180 days after Tenant's aforementioned Notice to Landlord. If Tenant wishes to sublet or assign at a lower rent, more favorable terms to the assignee or subtenant or outside of said 60 day period, Tenant must again Notice to Landlord the terms of any such bona fide offer acceptable to Tenant and the above process shall be repeated.

     9.04 Tenant may, without Landlord's written consent, permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant ("related corporations") to use or occupy the whole or any part of the Leased Premises for any of the purposes permitted to Tenant. Such use or occupancy shall not be deemed to vest in any such related corporation any right or interest in this Lease or in the Premises, nor shall such use or occupancy release, discharge or modify any of Tenant's obligations hereunder. Tenant, may upon written notice to Landlord but without Landlord's written consent, assign or transfer its entire interest in this Lease and the leasehold estate hereby created or sublet the whole or any part of the Leased Premises on one or more occasions to a "wholly-owned subsidiary" or "affiliate" of Tenant or to a "successor corporation" of Tenant, as such terms are hereinafter defined. A "wholly-owned subsidiary" of Tenant shall mean any corporation all of whose outstanding voting stock shall at the time be owned, directly or indirectly, by Tenant or by one or more of its wholly-owned subsidiaries. An "affiliate" of Tenant shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant. A "successor corporation" shall mean (i) a corporation into which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments for merger or consolidation the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation; or (ii) a corporation acquiring this Lease and the Lease Term hereby demised, the good-will and all or substantially all of the other property and assets of Tenant or its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant or its corporate successors or assigns; or (iii) any corporate successor to a successor corporation becoming such by either of the methods described above in clauses (i) and (ii). Notwithstanding any assignment, transfer or assumption of any obligations by a wholly-owned subsidiary, affiliate or successor corporation, under this paragraph 9.03, as the case may be, Tenant shall, to the extent it legally exists, remain liable for the performance of all the terms, conditions and covenants of this Lease. Furthermore, the prohibitions of this paragraph shall not apply to the transfers of any stock of Tenant if Tenant is a corporation if such shares of stock are listed and/or traded on any national security exchange, or are to be registered with and then publicly traded.

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ARTICLE X - ESTOPPEL CERTIFICATES, SUBORDINATION, ETC.

     10.01. ESTOPPEL CERTIFICATES. Upon request of Landlord or any mortgagee of Landlord, Tenant shall execute an estoppel certificate, certifying the status of any facts with respect to the Lease. Estoppel certification may include: whether the Lease is in full force and effect; the rentals due under the Lease and the degree to which same have been paid; that there are no defenses or claims against Landlord for any alleged violation of the Lease by Landlord, or a statement of such defenses or claims; acknowledgment of the interpretation or meaning of any term of the Lease, provided such acknowledgment shall not change any term or provision hereof; and such other matters reasonably requested to be certified in the estoppel certificate.

     10.02 SUBORDINATION, ATTORNMENT, ETC. Subject to Paragraph 10.04, this Lease and all rights of the Tenant under the Lease, will be, at the election of any mortgagee of the Project, either subordinate or superior, all or in part, to the lien of the mortgagee and such mortgagee may not agree to any expansion rights Tenant may have under the Lease. Notwithstanding the foregoing or any other provision of this Lease to the contrary, if there shall be more than one mortgage on the Project, the rights of Tenant under this Lease shall not be treated as inferior to any inferior mortgage without the consent of all mortgagees superior in right to the mortgage to which Tenant's rights are sought to be subordinated. In the event any proceeding is brought for the foreclosure of the Leased Premises, Tenant agrees to attorn to the mortgagee in the event of strict foreclosure, or to the purchaser in the event of foreclosure by sale or deed in lieu of foreclosure, and recognize such mortgagee or purchaser (as the case may be) as the Landlord under this Lease. Tenant further agrees to execute any further instrument or instruments which Landlord or Landlord's successors in title may at any time require to evidence the subordination of this Lease to the lien of any such mortgage or mortgages and Tenant's agreement to attorn.

     10.03 EXECUTION OF DOCUMENTS BY TENANT. Tenant will execute and deliver to Landlord or the party designated by Landlord, within ten days after presentation of the proposed form, any estoppel certificate and/or subordination, attornment and/or non disturbance agreement requested to be executed by Tenant pursuant to the terms of this Lease. Tenant further agrees to include in any such documents, if requested by Landlord: an agreement not to pay Landlord rent for more than one month in advance; an agreement to give any mortgagee a notice of any alleged default by Landlord and a reasonable time not to exceed 30 days for such mortgagee to have such default cured before Tenant will exercise any right to terminate this Lease; and an agreement that Tenant will not look to such mortgagee for the return of any security deposit or other monies not actually received by such mortgagee. If Tenant shall not have delivered the executed documents, required to be executed and delivered under this Article, within the ten day period set forth above, Landlord may give Tenant Notice of Tenant's failure to deliver such documents, and if Tenant shall then fail to deliver said executed documents within three business days after delivery of such Notice, notwithstanding any provision for notice and grace period for default elsewhere contained in this Lease, Tenant shall be in default of the Lease, and Landlord shall have all rights provided for in the event of such default, including termination. It is acknowledged that foreseeable damages of Landlord on account of a breach of Tenant's obligations under this Article may include the loss of and/or additional charge incurred by Landlord in connection with a sale of the Project or a financing of which the Project is to serve as collateral.

     10.04 The Subordination and attornment provided for in this Article X is conditioned upon Landlord obtaining from the existing Mortgagee, or from any future mortgagee or ground lessor or written agreement providing that in the event of a termination of or foreclosure under any such ground lease or mortgage, such holder will respect Tenant's possession rights under this Lease shall not disturb Tenant's possession of the Leased Premises provided that Tenant (I) is not in default of any of its material obligations under this Lease subject to the giving of notice, if any, and the expiration of any applicable cure period; (ii) that Tenant will execute the Non-Disturbance Agreement in form and content reasonably provided by said mortgagee or lessor provided that any Non-Disturbance Agreement shall provide that in any action or proceeding commenced by such mortgagee or lessor or upon any enforcement of any rights by such mortgagee or lessor, that Tenant's rights under the Lease shall be respected and shall not be disturbed and that the Lease shall remain in full force and effect provided that Tenant is not in default under any of the material terms, covenants or conditions of the Lease beyond the expiration of all applicable notice and cure periods, and (iii) that Tenant agrees that upon mortgagee acquiring title to the Leased Premises, Tenant shall attorn directly to said mortgagee or its purchaser, and (iv) that Tenant agrees to such other terms and conditions as may be reasonably required by said mortgagee provided that such terms and conditions do not increase or alter any of Tenant's obligations under this Lease, except expansion rights in any property other than the Building, or decrease any rights of Tenant or adversely affect the Tenant's leasehold interest under this Lease, and (v) that Tenant shall join in the execution and delivery of such Non-Disturbance Agreement and shall agree to the effect that if such holder shall succeed to the interest of the Landlord under this Lease (whether as a consequence of a foreclosure or any other circumstance). Tenant shall be bound to the holder under the terms, conditions and covenants of this Lease for the balance of the term remaining after such succession and Tenant will attorn to such holder as its Landlord upon any such succession.

ARTICLE XI - TENANT'S SECURITY DEPOSIT

     11.01. INTENTIONALLY OMITTED

ARTICLE XII - CASUALTY DAMAGE TO PROJECT

     12.01. REPAIR OF DAMAGE AND RENTAL ABATEMENT DURING REPAIR PERIOD If the Leased Premises or any portion of the Project materially affecting the appearance or use of the Leased Premises is damaged by fire or other casualty during the Term, Landlord shall, at Landlord's own expense, use best efforts to cause the damage to be promptly repaired within a reasonable time, which period shall not exceed six months from date of casualty. If by reason of such damage, any portion of the Leased Premises or access thereto is thereby rendered untenantable and Tenant, ceases use of said portion of the Leased Premises, the Monthly Base Rent and Monthly Additional Rent shall be abated in proportion to the area of the Leased Premises rendered untenantable and which is not used by Tenant, said abatement to continue until the sooner of the time when the Leased Premises is repaired, and Tenant may legally use the damaged portion of the Leased Premises. Landlord's obligation to restore under this Article shall not include the restoration of any portion of the Leased Premises for which Tenant is required to maintain property insurance under paragraph 8.01. Tenant shall be responsible to promptly restore any portion of the Leased Premises for which Tenant is required to maintain property insurance under paragraph 8.01.

     12.02. TERMINATION FOR FAILURE TO REPAIR. If the Leased Premises or any portion of the Project is damaged by fire or other casualty, and if said Damage materially adversely affects Tenant's ability to carry on Tenant's business in the Leased Premises, then if the portion of the damage that is not Tenant's responsibility to restore is not repairable or repaired within six months from date of casualty, Landlord or Tenant shall have the right, to be exercised by Notice to the other party to terminate this Lease. Such Notice shall be given by Landlord not later than 30 days after the date of casualty with an estimate of date of completion from an independent architect. If said architect's Notice is that the damage will be repaired in more than six months, then Tenant may terminate within 30 days after receipt of said Notice. Upon the giving of such termination Notice, the Term shall immediately come to an end by lapse of time.

ARTICLE XIII - EMINENT DOMAIN

     13.01. TERMINATION ON ACCOUNT OF TAKING. If any portion of the Leased Premises or any portion of the Project materially affecting the use of the Leased Premises is taken in condemnation proceedings or by any right of eminent domain, this Lease shall terminate by lapse of time, as if the Term had always ended on the effective date of the vesting of title in the condemning authority.

     13.02. TENANT NOT ENTITLED TO LANDLORD'S AWARD In the event any portion of the Project is taken in condemnation proceedings or by any right of eminent domain or is transferred by Landlord under the threat of and in lieu of the exercise of the power of eminent domain, all proceeds of any award, judgment or settlement payable by the taking, condemning or

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transferee authority shall be and remain the sole and exclusive property of
Landlord, and Tenant waives any right to make any claim to said award, judgment or settlement received by Landlord. Tenant may pursue Tenant's own claim against the condemning authority permitted by statute to be paid to Tenant without diminishing or reducing the award, judgment or settlement payable to Landlord, including all moving costs and relocating expenses.

ARTICLE XIV - LANDLORD'S LIABILITY LIMITATIONS

     14.01. LIMITATIONS REGARDING SECURING CLAIMS. In the event of any alleged default of Landlord, Tenant agrees that Tenant will not seek to secure any claim for damages or indemnification by any attachment, garnishment or other security proceeding against any property of the Landlord other than the Project, or, any rent or income arising from the Project or any sales proceeds of the Project, and in the event Tenant obtains any judgment against Landlord by virtue of an alleged default of Landlord, Tenant agrees that Tenant will not look to any property of Landlord other than the Project, or if sold, any sales proceeds, for satisfaction of such judgment. In no event will Tenant be entitled to recover against Landlord, or prosecute or maintain any action for the recovery against Landlord of, any consequential damages and/or business interruption damages against Landlord on account of any act or omission of Landlord which constitutes a breach of this Lease by Landlord.

     14.02. TRANSFER OF LANDLORD'S INTEREST IN PROJECT. Upon any transfer of Landlord's interest in the Project, the then transferor Landlord shall be relieved of any and all liability to Tenant arising from and after the transfer, and the transferee Landlord shall not be liable to Tenant for any liability arising prior to the transfer. Notwithstanding the foregoing, if any condition shall exist on the date of transfer which would entitle Tenant to terminate this Lease or the continuance of which would entitle Tenant to terminate this Lease after the passage of time, unless the condition is corrected within any time allowed under this Lease or by law, the transfer shall not affect Tenant's right to terminate.

     14.03. NO LIABILITY FOR THEFT, ETC. All property of Tenant in the Project shall be kept at Tenant's own risk, and Landlord shall not be responsible for any theft of Tenant's property or any property of any agent, servant, employee, contractor or invitee of Tenant, unless the theft is committed by Landlord, its agents, employees or contractors and Tenant shall indemnify and hold Landlord harmless from any claim against Landlord by any agent, servant, employee, contractor or invitee of Tenant based upon any allegation of theft for which Landlord's liability is disclaimed under this paragraph.

ARTICLE XV - DEFAULTS AND ENFORCEMENT OF LEASE

     15.01. EVENTS OF DEFAULT BY TENANT. Tenant will be in default of Tenant's obligations under the Lease upon the happening of any of the following:

(a) If any payment of Rent has not been made within 10 business days after Notice to Tenant that the payment has not been received by Landlord on or before its due date.

(b) If Tenant shall commit a default on account of a failure to execute and deliver any estoppel or subordination, non disturbance and/or attornment agreement in the manner provided in Article X.

(c) If Tenant shall commit a default on account of a failure to discharge a mechanic's lien in the manner provided in paragraph 6.02.

(d) The failure to cure within 30 days after Notice to Tenant the non compliance by Tenant with any other material obligation of Tenant under this Lease, except that in the case of an obligation not capable of being cured within said 30 day period (determined without regard to the cost or ability to pay for compliance), Tenant will not be in default as long as Tenant has commenced the cure of the non compliance reasonably promptly after the Notice and is continuously thereafter diligently proceeding to complete the cure.

     15.02. REMEDIES ON ACCOUNT OF DEFAULT. In the event of default by Tenant, then Landlord may terminate this Lease and recover possession of the Leased Premises, and Landlord may exercise any other remedy available under the law to Landlord on account of a breach of lease by a tenant. Landlord agrees to use its reasonable efforts to mitigate damages incurred under this Article 15.

     15.03. COSTS OF ENFORCING LEASE. Landlord shall be entitled to reimbursement from Tenant of the reasonable costs of enforcement of this Lease incurred by Landlord (including a reasonable attorney's fee) in any action or proceeding (whether or not suit is brought) of Landlord to enforce the provisions of this Lease on account of any event of default of Tenant to adhere to Tenant's obligations under this Lease, provided that Landlord prevails in such action or proceeding.

     15.04. JURY WAIVER, FORUM AND VENUE. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or claim of injury or damage. In any dispute between the parties relating to the tenancy hereby created, unless the parties shall agree otherwise, the exclusive forum for any such legal action shall be the Connecticut state court hearing landlord and tenant disputes, with venue based on the location of the Leased Premises and not the residence or location of the parties.

ARTICLE XVI - VACATING AT END OF TERM, HOLDING OVER

     16.01. VACATING LEASED PREMISES AT END OF TERM. At the expiration of the Term, whether by lapse of time or for any other reason, Tenant will surrender the Leased Premises to Landlord, the condition of which upon the surrender shall be broom clean, free of all personal property and in good repair, reasonable wear and tear and casualty excepted. All keys to any doors at the Leased Premises shall be turned over to Landlord upon the surrender, and Tenant shall provide Landlord with any other means for opening any other locks (safes, vaults, etc.) at the Leased Premises upon the surrender. Prior to the surrender:
Tenant shall remove all of Tenant's trade fixtures, unless Landlord shall Consent to the retention of any trade fixture; Tenant will remove any alteration that had made in the Project by Tenant without Landlord's Approval; and Tenant will repair and/or restore the Leased Premises and/or Project as a result of any removal of any fixture or improvement removed by Tenant. Without diminishing Tenant's responsibility to remove items from and repair damage in the Leased Premises at the end of the Term, if, prior to Tenant's vacating of the Leased Premises, Tenant fails to remove any item of personal property or any trade fixtures or improvement that it is Tenant's responsibility to removed, all such items will become the property of Landlord. Tenant's business and trade fixtures, machinery and equipment, whether or not attached to the Premises, and all furniture, furnishings and other articles of movable personal property shall be and remain Tenant's property and may be removed by Tenant prior to the expiration date of this Lease. Landlord agrees that Tenant shall not be required to remove any part of the Landlord's Work pursuant to the Work Letter and Tenant shall not be required to remove any alteration, installation, addition or improvement made by or on behalf of Tenant, after completion of the Landlord's Work, unless Landlord, at that time it grants its approval to such alteration, installation or improvement, notifies Tenant that the same must be removed at the end of the Lease Term and provided that such change does not constitute a normal office alteration, installation, addition or improvement.

     16.02. HOLDING OVER. If Tenant shall hold over beyond the end of the Term with the Consent of Landlord, then the provisions of the hold over tenancy shall be the same provisions set forth in this Lease governing the rights and obligations of the parties during the Term, except that: the tenancy shall be on the basis of a month to month tenancy, terminable by Landlord immediately by issuance of a 30 day notice, as long as the quitting date is at least 8 days after the giving of the notice to quit; there shall be no rights or options in Tenant to extend the Term, increase or decrease the size of the Leased Premises, purchase any portion of the Project, exercise any right of refusal to any leasing or sale of any portion

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of the Project or any similar rights that may have been in effect during the
Term; and the Monthly Base Rent for the hold over shall be the Monthly Base Rent in effect immediately prior to the end of the Term, which shall be increased in the same manner as the Monthly Base Rent had been increased by any formula or with any regular frequency during the Term. If Tenant shall not have vacated the Leased Premises on or before the end of the Term and does not have Landlord's Consent to remain in the Leased Premises, the failure to vacate shall not be treated as a hold over for any further term and it is agreed that the use and occupancy damages for which Tenant will be liable during any such period of occupancy will be the amount that would have been payable as Additional Rent had this Lease remained in effect during the period of occupancy plus an amount equal to one and a half times the Monthly Base Rent in effect at the end of the Term.

ARTICLE XVII - MISCELLANEOUS PROVISIONS

     17.01. NO WAIVER OF OBLIGATIONS. The waiver by Landlord or Tenant of any breach by or obligation of the other party of any provision in this Lease shall not be deemed to be a waiver of any other breach or obligation. The acceptance of any Rent by Landlord or the payment thereof by Tenant shall not be deemed to be a waiver of any breach by any party. No payment by Tenant or receipt by Landlord of any payment which is less than the amount due shall be deemed to be a waiver of any right to obtain payment of the full amount due, and Landlord may apply any payment by Tenant to any charge owed by Tenant to Landlord under the provisions of this Lease, and no restrictive endorsement, statement of Tenant or any other attempt by Tenant to restrict the application of the payment in any contrary manner shall be operative or effective, and no endorsement on any check or payment made by or on the behalf of Tenant shall be deemed as any accord and satisfaction for any obligation, other than satisfaction of the charge to which Landlord has applied the payment. No waiver of any breach or obligation of any party shall be effective unless in writing by the party charged with the waiver.

     17.02. ENTIRE AGREEMENT. This Lease, including any exhibits attached to it or referenced by it, constitute the entire agreement between the parties as to this leasing, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties other than those contained in or specifically referenced by this Lease. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon either party unless in writing by the party to be charged.

     17.03. SEVERABILITY. The provisions of this Lease are severable, and if any provision shall be determined to be invalid or unenforceable, the provision shall be enforced to the extent permitted by law and, to the extent any provision or portion thereof remains unenforceable or invalid, it shall be severed from this Lease and the remainder of the Lease shall be valid and enforced to the fullest extent permitted by the law.

     17.04. HEADINGS NOT TO LIMIT EFFECT OF LEASE. The headings for the articles and paragraphs of this Lease are inserted for ease of reference only and no such heading shall be interpreted to limit the operation of any language contained in the article or paragraph following the heading. All language in this Lease shall be given its full operative effect, regardless of the article or paragraph in which it is located and regardless of its location, proximity or lack of proximity to any other related or unrelated provisions.

     17.05. DATES. If the Initial or Actual Commencement Date or any other date on which any obligation or event in this Lease is dependent is not a date certain, the Commencement Date shall in no event be later than a time which would not violate any applicable rule against perpetuities, determined as if all relevant lives in being ceased as of the date of execution of this Lease.

     17.06. FORCE MAJEURE. In the event that Landlord or Tenant shall be delayed in, hindered in, or prevented from, the performance of any act required under the provisions of this Lease, except for the payment of money, by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party whose act is delayed ("Force Majeure"), then as long as the party whose act is delayed is using best efforts to avoid the delay and the effect of the Force Majeure, then performance of such act shall be excused for the period of the delay.

     17.07. LANDLORD'S ENTRY INTO LEASED PREMISES. Landlord and Landlord's agents and other representatives shall have the right to enter into and upon the Leased Premises at all reasonable hours, upon reasonable advance written or verbal notice to Tenant and consistent with Tenant's security requirements, for the purpose of examining the Leased Premises or making such repairs or alterations therein as may be necessary, in Landlord's reasonable discretion, for maintaining the Project in a condition of safety and good repair. Landlord's entry under this paragraph may be made at any hour and without notice in the case of emergency. During any period in which Tenant is in possession of the Leased Premises, Tenant will provide Landlord with a key or set of keys and any other means necessary for Landlord to gain emergency access to the Leased Premises in accordance with the provisions of this Paragraph, and Tenant shall update the key, keys or other means of access on hand with Landlord at any time the locks to the Leased Premises are changed.

     17.08. SHOWING OF LEASED PREMISES. Tenant will permit Landlord and Landlord's agents to show the Leased Premises to any prospective purchaser of the Project at reasonable hours and upon advance written or verbal notice to Tenant. During any period in which there are less than 6 months remaining in the Term, Tenant will permit Landlord and Landlord's agents: to show the Leased Premises to any prospective tenant for the Leased Premises at reasonable hours and upon advance written or verbal notice to Tenant; and to place a sign on the front of the Leased Premises offering the same for lease, so long as it does not interfere with any of Tenant's signage permitted under other provisions of this Lease.

     17.09. NO RESERVATION OR OFFER. The submission of this Lease for examination does not constitute a reservation of the Leased Premises, and option to lease the Leased Premises or in any other manner an offer by Landlord, unless and until it is executed by Landlord and delivered to Tenant.

     17.10. NO RECORDING. Tenant shall not record this Lease, but Landlord agrees to execute a notice of lease in accordance with the Connecticut General Statutes regarding the recording of notices of lease. Tenant may record the notice of lease. If Tenant violates this paragraph, then notwithstanding any other provision in this Lease to the contrary, Landlord may, at Landlord's election, without any further Notice or cure period, terminate the Lease on account of the breach.

     17.11. JOINT AND SEVERAL LIABILITY. The references to Tenant and Landlord in this Lease mean all persons or entities comprising Tenant or Landlord at any given time, and if Tenant or Landlord shall consist of more than one person or entity, the obligations of each person or entity shall be joint and several with all other persons or entities comprising Tenant or Landlord, as applicable. The obligations of Tenant hereunder are solely Tenant's corporate obligations and nothing contained herein shall be construed to impute any personal liability on any officers, directors, or employees of Tenant.

     17.12. CHOICE OF LAW. Connecticut law shall apply to all state law matters arising under this Lease.

     17.13. AMORTIZATION OF LANDLORD'S INITIAL FIT-OUT WORK. The entire cost of Landlord's Initial Fit-Out Work will be paid for by the Tenant. Such amount will be amortized over 3 years at a rate of 10% per year payable monthly with the Base Rent. Such amount will not exceed $90,000. For example, if the cost of the work was $50,000, the Tenant would pay in addition to all other amounts required herein, $1,613 per month for 36 months.

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ADDITIONAL TERMS:

-  Landlord's Initial Fit-Out - Exhibit C.

-  Option To Renew - Exhibit D, which is attached hereto and made a part hereof.

- Option To Cancel Lease - Exhibit E, which is attached hereto and made a part hereof.

-  Operating Expense Budget - Exhibit F

-  Amenities/Enterprise Corporate - Exhibit G

-  Exhibit H (RFR) for balance of 3rd floor.

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     IN WITNESS WHEREOF, each party has caused this Lease to be executed on the date below written, the date of the Lease being as of the date set forth on the face page, if different than the date of execution for either party.

     Landlord                                   Tenant

                                                BrandDirect Marketing, Inc.

/s/ Robert D. Scinto                            /s/ Tom St. Denis
------------------------------------            --------------------------------
Robert D. Scinto                                By: Tom St. Denis

Its:                                            Its: President

Date: 3.5.99                                    Date: March 5, 1999

State of Connecticut

                                      ss City / Town of Shelton


County of Fairfield

   Personally appeared Thomas St. Denis, signer and sealer of the foregoing instrument, who acknowledged himself or herself to be the President of BrandDirect Marketing, Inc., and the execution to be his or her free act and deed and the duly authorized free act and deed of BrandDirect Marketing, Inc., before me, this 5 of March, 1999.


                           /s/ [ILLEGIBLE]
                           ------------------------------------------------
                           Commissioner of the Superior Court/Notary Public Expires on 8/31/02

State of Connecticut

                          ss City /Town of Shelton

County of Fairfield


   Personally appeared Robert D. Scinto, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed, before me, this 5th day of March, 1999.

                           /s/ ELEANOR M. CHOATE
                           ------------------------------------------------
                           Commissioner of the Superior Court/Notary Public


                                            ELEANOR M. CHOATE
                                              NOTARY PUBLIC
                                   MY COMMISSION EXPIRES JULY 31, 2003

                            FIRST AMENDMENT OF LEASE

     This First Amendment of Lease is made as of this 31 day of August, 1999, by and between ROBERT D. SCINTO (hereinafter referred to as "Landlord") and Brand Direct Marketing, Inc. which lease was there after assigned to THE CLAYTON GRP., INC. CLAYTON NATIONAL, INC. (hereinafter collectively referred to as "Tenant")

     In consideration of the mutual benefits and obligation set forth herein, the parties hereby amend a certain lease between Landlord and Tenant dated March 5, 1999 for the space in Landlord's building at 2 Corporate Drive, Shelton, Connecticut, in the following manner:

     A. Paragraph 17.13 of the Lease, Amortization of Landlord's Initial Fit Out, is hereby deleted.

     B.   Exhibit B of the lease is deleted and is replaced with the following:

                                    EXHIBIT B
                             OPTION TO CANCEL LEASE

          If this Lease shall then be in full force and the effect and if Tenant shall not then be in material default of the Lease, then Tenant shall have the right to cancel and terminate this Lease at any time after the first twelve (12) months of the Initial Term. Tenant may only exercise its right to cancel by delivering to Landlord written notice of Tenant's exercise of this cancellation right which notice may be given during the first twelve
     (12) months of the Initial Term or at any time thereafter. If Tenant shall exercise its right of cancellation the lease shall come to an end by lapse of time, as if the Initial Term expired as of the end of the calendar month that is six (6) calendar months after the written notice has been delivered to Landlord.

          Notwithstanding the above, Landlord and Tenant agree, at Tenant's sole option, to cancel this Lease if space becomes available in 4 Corporate Drive, Shelton, Connecticut and Tenant exercises its first right of refusal to said space.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                                CLAYTON NATIONAL, INC.


                                                By /s/ John Anderson
                                                  ------------------------------
                                                   John Anderson (Tenant)
                                                Its General Counsel

                                                CLAYTON GRP., INC.


                                                By /s/ John Anderson
                                                  ------------------------------
                                                   John Anderson (Tenant)
                                                Its General Counsel


                                                /s/ Robert D. Scinto
                                                --------------------------------
                                                Robert D. Scinto      (Landlord)

                            FIRST AMENDMENT OF LEASE

     This First Amendment of Lease is made as of this 10th day of February, 2004, by and between Robert D. Scinto, of Milford, Connecticut (hereinafter referred to as "Landlord"), and The Clayton Group., Inc. and Clayton National, Inc.

     In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Landlord and BrandDirect Marketing, Inc. dated March 5, 1999 for the lease of space in Landlord's building at Two Corporate Drive, Shelton, Connecticut (the March 5, 1999 lease and all amendments thereto hereinafter referred to collectively as the "Lease"), in the following manner:

     A. The March 5, 1999 lease has been previously assigned to The Clayton Group., Inc. and Clayton National, Inc. and therefore, as of the First Amendment of Lease, The Clayton Group., Inc. and Clayton National, Inc. have assumed all of the rights and obligations of the tenant under the March 5, 1999 lease and shall hereinafter be referred to collectively as "Tenant".

     B. Paragraph 1.1(e) of the Lease is deleted and is replaced with the following:

     "1.1(e) The "Initial Term" of the Lease is the period of time beginning with the Initial Commencement Date and ending at the end of the day on January 31, 2009."

     C. Paragraph 1.1(g) of the Lease is deleted and is replaced with the following:

     "1.1(g) The "Base Rent" for the Initial Term is the following:

          Period                                Monthly Base Rent
          ------                                -----------------
     4/15/99 to 8/14/99                         $14,218.75 ($13/s.f.)

     8/15/99 to 8/14/00                         $15,312.50 ($14/s.f.)

     8/15/00 to 8/14/03                         $16,406.25 ($15/s.f.)

     8/15/03 to 1/31/04                         $17,500.00 ($16/s.f.)

     balance of the Initial Term                $13,125.00 ($12/s.f.)."

     D.   The "Exhibit E, Option To Cancel Lease" is hereby deleted from the
     Lease.

          In the event of any conflict between this First Amendment of Lease and the March 5, 1999 lease, this First Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.


Tenant                                          Landlord


/s/ Brian Newman                                /s/ Robert D. Scinto
-------------------------                       -------------------------
The Clayton Group., Inc.                        Robert D. Scinto
and Clayton National, Inc.

By: Brian C Newman
   ----------------------

Its: CFO
    ---------------------

                            THIRD AMENDMENT OF LEASE

     This Third Amendment of Lease is made as of this 31st day of March 2004, by and between Robert D. Scinto, of Milford, Connecticut (hereinafter referred to as "Landlord"), and The Clayton Group., Inc. and Clayton National, Inc.

     In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Landlord and BrandDirect Marketing, Inc. dated March 5, 1999, amended by a First Amendment of Lease dated August 31, 1999, an amendment dated February 10, 2004 that was also mistakenly labeled as the First Amendment of Lease (which shall hereinafter be referred to as the "February 10, 2004 Amendment"), and a Second Amendment of Lease that was not fully executed, all for the lease of space in Landlord's building at Two Corporate Drive, Shelton, Connecticut (the March 5, 1999 lease and all amendments thereto hereinafter referred to collectively as the "Lease"), in the following manner:

     A. The March 5, 1999 lease has been previously assigned to The Clayton Group., Inc. and Clayton National, Inc. and therefore, as of this Second Amendment of Lease, The Clayton Group., Inc. and Clayton National, Inc. have assumed all of the rights and obligations of the tenant under the March 5, 1999 lease and shall hereinafter be referred to collectively as "Tenant".

     B. The First Amendment of Lease, the February 10, 2004 Amendment, and the Second Amendment of Lease are hereby amended and restated in their entirety by this Third Amendment of Lease, such that as of the date of this Third Amendment of Lease, the Lease shall be read and interpreted by reference to only the March 5, 1999 lease and this Third Amendment of Lease.

     C. Paragraph 1.1(b) of the Lease is deleted and is replaced with the following:

           "1.1(b) The "Leased Premises" is located in Landlord's building at 2 Corporate Drive, Shelton, Connecticut."

     D. Paragraph 1.1(c) of the Lease is deleted and is replaced with the following:

           "1.1(c) The Tenant's Leased Premises Square Footage fluctuates over the Initial Term of the Lease, and the following square footages represent the Tenant's Leased Premises Square Footage for the various periods during the Initial Term of the Lease:

     [i] From and after the Initial Commencement Date, Tenant's Leased Premises Square Footage comprises 13,125 square feet located on the 3rd floor and is defined by the floor area outline attached to the Lease as Exhibit A.

     [ii] From and after the Space 3A Commencement Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 3,216 square feet, and the space designated as "Space 3A" on Exhibit A, Sheet 1, attached hereto, shall be added to Tenant's Leased Premises Square footage provided however, if the Space 3A Commencement Date is not on or before June 1, 2004, the Space 3A will not be added to Tenant's Leased Premises Square Footage and Landlord shall be free to lease Space 3A to another tenant;

     [iii] From and after the "Space 1A Commencement Date" (defined in paragraph
           1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be added to Tenant's Leased Premises Square footage."

     E. Paragraph 1.1(d) of the Lease is deleted and is replaced with the following:

           "1.1(d) The "Initial Commencement Date" is April 15, 1999. The "Space 3A Commencement Date" is the date on which Landlord delivers possession of Space 3A (as shown on Exhibit A, Sheet 1) to Tenant, broom clean and free of any possessions of any other tenant. The "Space 1A Commencement Date" is the date on which Landlord delivers possession of Space 1A (as shown on Exhibit A, Sheet 2) to Tenant, broom clean and free of any possessions of any other tenant."

     F. Paragraph 1.1(e) of the Lease is deleted and is replaced with the following:

     "1.1(e) The "Initial Term" of the Lease is the period of time beginning with the Initial Commencement Date and ending on the date that is 72 full calendar months from and after the Space 1A Commencement Date."

     G. Paragraph 1.1(g) of the Lease is deleted and is replaced with the following:

           "1.1(g) The "Base Rent" for the Initial Term is the following:

          Period                                Monthly Base Rent
          ------                                -----------------
     4/15/99 to 8/14/99                         $14,218.75 ($13/s.f.)

     8/15/99 to 8/14/00                         $15,312.50 ($14/s.f.)

     8/15/00 to 8/14/03                         $16,406.25 ($15/s.f.)

     8/15/03 to 1/31/04                         $17,500.00 ($16/s.f.)

     balance of the Initial Term                $13,125.00 ($12/s.f.)

     From and after the Space 3A Commencement Date, Tenant's Base Rent as outlined above shall be increased by $3,484.00 per month.

     From and after the Space 1A Commencement Date, Tenant's Base Rent as outlined above shall be increased by $6,545.50 per month."

     H. Paragraph 1.1(i) of the Lease is deleted and is replaced with the following:

           "1.1(i) The "Notice Address" for Landlord and Tenant are:

           Landlord:
                Robert D. Scinto
                % R. D. Scinto, Inc.
                1 Corporate Drive, Suite 100
                P. O. Box 880
                Shelton, CT 06484

           Tenant:
                The Clayton Group., Inc. and Clayton National, Inc. 2 Corporate Drive, Suite 350
                Shelton, CT 06484

     I.    The following sentence is added to the end of Paragraph 3.04:

               "Notwithstanding anything else contained in the Lease, the Space 3A and the Space 1 A shall be delivered to Tenant broom clean and otherwise in an as is basis. At Tenant's option, Landlord will pay for the cost of any remodeling work to the Space 3A required by Tenant (the "Space 3A Remodeling Work") and Tenant shall reimburse Landlord for the cost of the Space 3A Remodeling Work by paying to Landlord monthly Additional Rent equal to the cost of the Space 3A Remodeling Work amortized over the Initial Term with interest at 5%."

     J.    The "Exhibit E, Option To Cancel Lease" is hereby deleted from the
     Lease.

     K. Landlord will pay to Tenant the sum of $66,084.00, within 30 day of the Space 1A Commencement Date as defined herein

               In the event of any conflict between this Third Amendment of Lease and the March 5, 1999 lease, this Third Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.


Tenant                                          Landlord


/s/ Brian Newman                                /s/ Robert D. Scinto
------------------------                        -------------------------
The Clayton Group., Inc.                        Robert D. Scinto
and Clayton National, Inc.

By: Brian C Newman
   ----------------------

Its: Chief Financial Officer
    ------------------------

                               EXHIBIT A, SHEET 1

[GRAPHIC]

                            FOURTH AMENDMENT OF LEASE

     This Fourth Amendment of Lease is made as of this 30th day of August, 2004, by and between Robert D. Scinto, of Fairfield, Connecticut, 2 Corporate Drive, LLC, and Clayton Services, Inc.

     In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Robert D. Scinto and BrandDirect Marketing, Inc. dated March 5, 1999, amended by a First Amendment of Lease dated August 31, 1999, an amendment dated February 10, 2004 that was also mistakenly labeled as the First Amendment of Lease (which shall hereinafter be referred to as the "February 10, 2004 Amendment"), a Second Amendment of Lease that was not fully executed, and a Third Amendment of Lease dated March 31, 2004, all for the lease of space in Landlord's building at Two Corporate Drive, Shelton, Connecticut (the March 5, 1999 lease and all amendments thereto hereinafter referred to collectively as the "Lease"), in the following manner:

     A. The March 5, 1999 lease has been previously assigned to The Clayton Group., Inc. and Clayton National, Inc. and was then subsequently assigned to Clayton GRP, Inc. which is now, as of this Fourth Amendment of Lease, known as Clayton Services, Inc., and therefore, as of this Fourth Amendment of Lease, Clayton Services, Inc. has assumed all of the rights and obligations of the tenant under the March 5, 1999 lease, as amended by this Fourth Amendment of Lease, and shall hereinafter be referred to as "Tenant". The March 5, 1999 lease was executed by Robert D. Scinto in the capacity of Landlord. As of this Fourth Amendment of Lease, Tenant recognizes 2 Corporate Drive, LLC as the Landlord under the March 5, 1999 lease, as amended by this Fourth Amendment of Lease, and 2 Corporate Drive, LLC assumes all of the obligations of Landlord under the March 5, 1999 lease and shall hereinafter be referred to as "Landlord".

     B. The First Amendment of Lease, the February 10, 2004 Amendment, the Second Amendment of Lease and the Third Amendment of Lease are hereby amended and restated in their entirety by this Fourth Amendment of Lease, such that as of the date of this Fourth Amendment of Lease, the Lease shall be read and interpreted by reference to only the March 5, 1999 lease and this Fourth Amendment of Lease.

     C. Paragraph 1.1(b) of the Lease is deleted and is replaced with the following:

           "1.1(b) The "Leased Premises" is located in Landlord's building at 2 Corporate Drive, Shelton, Connecticut."

     D. Paragraph 1.1(c) of the Lease is deleted and is replaced with the following:

           "1.1(c) The Tenant's Leased Premises Square Footage fluctuates over the Initial Term of the Lease, and the following square footages represent the Tenant's

                               EXHIBIT A, SHEET 2

[GRAPHIC]

     Leased Premises Square Footage for the various periods during the Initial Term of the Lease:

     [i] From and after the Initial Commencement Date, Tenant's Leased Premises Square Footage comprises 13,125 square feet located on the 3rd floor and is defined by the floor area outline attached to the Lease as Exhibit A.

     [ii] From and after June 1, 2004, Tenant's Leased Premises Square Footage shall be increased by 3,216 square feet, and the space designated as "Space 3A" on Exhibit A, Sheet 1, attached hereto, shall be added to Tenant's Leased Premises Square footage;

     [iii] From and after May 10, 2004, Tenant's Leased Premises Square Footage shall be increased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be added to Tenant's Leased Premises Square footage;

     [iv] From and after the Space 1 A Reduction Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be decreased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be deleted from Tenant's Leased Premises Square footage

     [v] From and after the Space 3B Commencement Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 3,286 square feet, and the space designated as "Space 3B" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage; and

     [vi] From and after the Space 3C Commencement Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 6,435 square feet, and the space designated as "Space 3C" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage."

     E. Paragraph 1.1(d) of the Lease is deleted and is replaced with the following:

           "1.1(d) The "Initial Commencement Date" is April 15, 1999. The "Space 1 A Reduction Date" is the date that is sixty (60) days from and after the date on which Tenant delivers possession to Landlord of the Space 1A, broom clean and free of any possessions of Tenant which Tenant agrees will not be later then five business days after this Fourth Amendment of Lease is executed by both parties. The "Space 3B Commencement Date" is the date on which Landlord delivers possession of Space 3B (as shown on Exhibit A, Sheet 3) to Tenant, broom clean and free of any possessions of any other tenant. The "Space 3C Commencement Date" is the date on which Landlord delivers possession of Space 3C (as shown on Exhibit A, Sheet 3) to Tenant, broom clean and free of any possessions of any other tenant."

     F. Paragraph 1.1(e) of the Lease is deleted and is replaced with the following:

           "1.1(e) The "Initial Term" of the Lease is the period of time beginning with the Initial Commencement Date and ending on May 31, 2010."

     G. Paragraph 1.1(g) of the Lease is deleted and is replaced with the following:

           "1.1(g) The "Base Rent" for the Initial Term is the following:

             Period                                 Monthly Base Rent
             ------                                 -----------------
     4/15/99 to 8/14/99                             $14,218.75 ($13/s.f.)

     8/15/99 to 8/14/00                             $15,312.50 ($14/s.f.)

     8/15/00 to 8/14/03                             $16,406.25 ($15/s.f.)

     8/15/03 to 1/31/04                             $17,500.00 ($16/s.f.)

     balance of the Initial Term                    $13,125.00 ($12/s.f.)

     From and after June 1, 2004, Tenant's Base Rent as outlined above shall be increased by $3,484.00 per month.

     From and after May 10, 2004, Tenant's Base Rent as outlined above shall be increased by $6,545.50 per month.

     From and after the Space 1A Reduction Date, Tenant's Base Rent as outlined above shall be decreased by $6,545.50 per month.

     From and after the Space 3B Commencement Date, Tenant's Base Rent as outlined above shall be increased by $3,559.83 per month.

     From and after the Space 3C Commencement Date, Tenant's Base Rent as outlined above shall be increased by $6,971.25 per month."

     H. Paragraph 1.1(i) of the Lease is deleted and is replaced with the following:

           "1.1(i) The "Notice Address" for Landlord and Tenant are:

           Landlord:
                 2 Corporate Drive, LLC
                 % R. D. Scinto, Inc.
                 1 Corporate Drive, Suite 100
                 P. O. Box 880
                 Shelton, CT 06484

           Tenant:
                 Clayton Services, Inc.
                 2 Corporate Drive, Suite 350
                 Shelton, CT 06484

     I.    The following sentence is added to the end of Paragraph 3.04:

               "Notwithstanding anything else contained in the Lease, the Space 3A, the Space 1A, the Space 3B, and the Space 3C shall be delivered to Tenant broom clean and otherwise in an as is basis. At Tenant's option, Landlord will pay for the cost of any remodeling work to the Space 3A, the Space 3B, and the Space 3C required by Tenant (the "Space 3A, Space 3B, and Space 3C Remodeling Work") and Tenant shall reimburse Landlord for the cost of the Space 3A, Space 3B, Space 3C Remodeling Work by paying to Landlord monthly Additional Rent equal to the cost of the Space 3A, Space 3B, and Space 3C Remodeling Work amortized over the remaining balance of the Initial Term with interest at 5%."

     J.    The "Exhibit E, Option To Cancel Lease" is hereby deleted from the
     Lease.

     In the event of any conflict between this Fourth Amendment of Lease and the March 5, 1999 lease, this Fourth Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

Tenant                                          Landlord


/s/ Brian Newman                                 /s/ Robert D. Scinto
-----------------------                         -----------------------
Clayton Services, Inc.                          2 Corporate Driver LLC
                                                By: Robert D. Scinto, a member

By: Brian C Newman
   --------------------

Its: Chief Financial Officer                    /s/ Robert D. Scinto
    ------------------------                    -----------------------
                                                Robert D. Scinto

                               EXHIBIT A, SHEET 1

[GRAPHIC]

                               EXHIBIT A, SHEET 2

[GRAPHIC]

                               EXHIBIT A, SHEET 3

[GRAPHIC]

                            FIFTH AMENDMENT OF LEASE

     This Fifth Amendment of Lease is made as of this 13th day of December, 2004, by and between Robert D. Scinto, of Fairfield, Connecticut, 2 Corporate Drive, LLC, and Clayton Services, Inc.

     In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Robert D. Scinto and BrandDirect Marketing, Inc. dated March 5, 1999, amended by a First Amendment of Lease dated August 31, 1999, an amendment dated February 10, 2004 that was also mistakenly labeled as the First Amendment of Lease (which shall hereinafter be referred to as the "February 10, 2004 Amendment"), a Second Amendment of Lease that was not fully executed, a Third Amendment of Lease dated March 31, 2004, and a Fourth Amendment of Lease dated August 30, 2004, all for the lease of space in Landlord's building at Two Corporate Drive, Shelton, Connecticut (the March 5, 1999 lease and all amendments thereto hereinafter referred to collectively as the "Lease"), in the following manner:

     A. The March 5, 1999 lease has been previously assigned to The Clayton Group., Inc. and Clayton National, Inc. and was then subsequently assigned to Clayton GRP, Inc. which is now, as of this Fifth Amendment of Lease, known as Clayton Services, Inc., and therefore, as of this Fifth Amendment of Lease, Clayton Services, Inc. has assumed all of the rights and obligations of the tenant under the March 5, 1999 lease, as amended by this Fifth Amendment of Lease, and shall hereinafter be referred to as "Tenant". The March 5, 1999 lease was executed by Robert D. Scinto in the capacity of Landlord. As of this Fifth Amendment of Lease, Tenant recognizes 2 Corporate Drive, LLC as the Landlord under the March 5, 1999 lease, as amended by this Fifth Amendment of Lease, and 2 Corporate Drive, LLC assumes all of the obligations of Landlord under the March 5, 1999 lease and shall hereinafter be referred to as "Landlord".

     B. The First Amendment of Lease, the February 10, 2004 Amendment, the Second Amendment of Lease, the Third Amendment of Lease and the Fourth Amendment of Lease are hereby amended and restated in their entirety by this Fifth Amendment of Lease, such that as of the date of this Fifth Amendment of Lease, the Lease shall be read and interpreted by reference to only the March 5, 1999 lease and this Fifth Amendment of Lease.

     C. Paragraph 1.1(b) of the Lease is deleted and is replaced with the following:

           "1.1(b) The "Leased Premises" is located in Landlord's building at 2 Corporate Drive, Shelton, Connecticut."

     D. Paragraph 1.1(c) of the Lease is deleted and is replaced with the following:

           "1.1(c) The Tenant's Leased Premises Square Footage fluctuates over the Initial Term of the Lease, and the following square footages represent the Tenant's

     Leased Premises Square Footage for the various periods during the Initial Term of the Lease:

     [i] From and after the Initial Commencement Date, Tenant's Leased Premises Square Footage comprises 13,125 square feet located on the 3rd floor and is defined by the floor area outline attached to the Lease as Exhibit A.

     [ii] From and after June 1, 2004, Tenant's Leased Premises Square Footage shall be increased by 3,216 square feet, and the space designated as "Space 3A" on Exhibit A, Sheet 1, attached hereto, shall be added to Tenant's Leased Premises Square footage;

     [iii] From and after May 10, 2004, Tenant's Leased Premises Square Footage shall be increased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be added to Tenant's Leased Premises Square footage;

     [iv] From and after the Space 1 A Reduction Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be decreased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be deleted from Tenant's Leased Premises Square footage

     [v] From and after the Space 3B Commencement Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 3,286 square feet, and the space designated as "Space 3B" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage; and

     [vi] From and after the Space 3C Commencement Date (defined in paragraph 1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 6,435 square feet, and the space designated as "Space 3C" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage.

     [vii] From and after the Space 3D Commencement Date (defined in paragraph
           1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 638 square feet, and the space designated as "Space 3D" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage."

     E. Paragraph 1.1(d) of the Lease is deleted and is replaced with the following:

           "1.1(d) The "Initial Commencement Date" is April 15, 1999. The "Space 1 A Reduction Date" is the date that is sixty (60) days from and after the date on which Tenant delivers possession to Landlord of the Space 1A, broom clean and free of any possessions of Tenant which Tenant agrees will not be later then five business days after this Fourth Amendment of Lease is executed by both parties. The "Space 3B Commencement Date" is the date on which Landlord delivers possession of Space 3B (as shown on Exhibit A, Sheet 3) to Tenant, broom clean and free of any possessions of any other tenant. The "Space 3C Commencement Date" is the date on which Landlord delivers possession of Space 3C (as shown on Exhibit A, Sheet 3) to Tenant, broom clean and free of any possessions of any other tenant. The "Space 3D Commencement Date" is the date on which Landlord delivers possession of Space 3D (as shown on Exhibit A, Sheet 4) to Tenant."

     F. Paragraph 1.1(e) of the Lease is deleted and is replaced with the following:

           "1.1(e) The "Initial Term" of the Lease is the period of time beginning with the Initial Commencement Date and ending on May 31, 2010."

     G. Paragraph 1.1(g) of the Lease is deleted and is replaced with the following:

           "1.1(g) The "Base Rent" for the Initial Term is the following:

              Period                            Monthly Base Rent
              ------                            -----------------
     4/15/99 to 8/14/99                         $14,218.75 ($13/s.f.)

     8/15/99 to 8/14/00                         $15,312.50 ($14/s.f.)

     8/15/00 to 8/14/03                         $16,406.25 ($15/s.f.)

     8/15/03 to 1/31/04                         $17,500.00 ($16/s.f.)

     balance of the Initial Term                $13,125.00 ($12/s.f.)

     From and after June 1, 2004, Tenant's Base Rent as outlined above shall be increased by $3,484.00 per month.

     From and after May 10, 2004, Tenant's Base Rent as outlined above shall be increased by $6,545.50 per month.

     From and after the Space 1A Reduction Date, Tenant's Base Rent as outlined above shall be decreased by $6,545.50 per month.

     From and after the Space 3B Commencement Date, Tenant's Base Rent as outlined above shall be increased by $3,559.83 per month.

     From and after the Space 3C Commencement Date, Tenant's Base Rent as outlined above shall be increased by $6,971.25 per month.

     From and after the Space 3D Commencement Date, Tenant's Base Rent as outlined above shall be increased by $691.17 per month."

     H. Paragraph 1.1(i) of the Lease is deleted and is replaced with the following:

           "1.1(i) The "Notice Address" for Landlord and Tenant are:

           Landlord:
                2 Corporate Drive, LLC
                % R. D. Scinto, Inc.
                1 Corporate Drive, Suite 100
                P.O. Box 880
                Shelton, CT 06484

           Tenant:
                Clayton Services, Inc.
                2 Corporate Drive, Suite 350
                Shelton, CT 06484

     I.    The following sentence is added to the end of Paragraph 3.04:

               "Notwithstanding anything else contained in the Lease, the Space 3A, the Space 1A, the Space 3B, the Space 3C and the Space 3D shall be delivered to Tenant broom clean and otherwise in an as is basis. At Tenant's option, Landlord will pay for the cost of any remodeling work to the Space 3A, the Space 3B, the Space 3C and the Space 3D required by Tenant (the "Space 3A, Space 3B, Space 3C, Space 3D Remodeling Work") and Tenant shall reimburse Landlord for the cost of the Space 3A, Space 3B, Space 3C, Space 3D Remodeling Work by paying to Landlord monthly Additional Rent equal to the cost of the Space 3A, Space 3B, Space 3C and Space 3D Remodeling Work amortized over the remaining balance of the Initial Term with interest at 5%."

     J.    The "Exhibit E, Option To Cancel Lease" is hereby deleted from the
           Lease.

     K. Tenant agrees, at it expense, to move the video conference equipment currently located in Space 3D to a conference room in its Leased Premises and to allow General Electric Company, as long as it is a tenant in 2 Corporate Drive, to use the conference room and video conference equipment.

     In the event of any conflict between this Fifth Amendment of Lease and the March 5, 1999 lease, this Fifth Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.


Tenant                                          Landlord

/s/ Brian Newman                                /s/ Robert D. Scinto
-----------------------                         --------------------
Clayton Services, Inc.                          2 Corporate Drive, LLC
                                                By: Robert D. Scinto, a member

 By: Brian C Newman
    -------------------

Its:      CFO                                   /s/ Robert D. Scinto
    -------------------                         ------------------------
                                                Robert D. Scinto

                               EXHIBIT A, SHEET 3

[GRAPHIC]

                               EXHIBIT A, SHEET 1

[GRAPHIC]

                               EXHIBIT A, SHEET 2

[GRAPHIC]

                            SIXTH AMENDMENT OF LEASE

     This Sixth Amendment of Lease is made as of this 11th day of January, 2005, by and between Robert D. Scinto, of Fairfield, Connecticut, 2 Corporate Drive, LLC, and Clayton Services, Inc.

     In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Robert D. Scinto and BrandDirect Marketing, Inc. dated March 5, 1999, amended by a First Amendment of Lease dated August 31, 1999, an amendment dated February 10, 2004 that was also mistakenly labeled as the First Amendment of Lease (which shall hereinafter be referred to as the "February 10, 2004 Amendment"), a Second Amendment of Lease that was not fully executed, a Third Amendment of Lease dated March 31, 2004, a Fourth Amendment of Lease dated August 30, 2004, and a Fifth Amendment of Lease dated December 13, 2004, all for the lease of space in Landlord's building at Two Corporate Drive, Shelton, Connecticut (the March 5, 1999 lease and all amendments thereto hereinafter referred to collectively as the "Lease"), in the following manner:

     A. The March 5, 1999 lease has been previously assigned to The Clayton Group., Inc. and Clayton National, Inc. and was then subsequently assigned to Clayton GRP, Inc. which is now, as of this Fifth Amendment of Lease, known as Clayton Services, Inc., and therefore, as of this Fifth Amendment of Lease, Clayton Services, Inc. has assumed all of the rights and obligations of the tenant under the March 5, 1999 lease, as amended by this Fifth Amendment of Lease, and shall hereinafter be referred to as "Tenant". The March 5, 1999 lease was executed by Robert D. Scinto in the capacity of Landlord. As of this Fifth Amendment of Lease, Tenant recognizes 2 Corporate Drive, LLC as the Landlord under the March 5, 1999 lease, as amended by this Fifth Amendment of Lease, and 2 Corporate Drive, LLC assumes all of the obligations of Landlord under the March 5, 1999 lease and shall hereinafter be referred to as "Landlord".

     B. The First Amendment of Lease, the February 10, 2004 Amendment, the Second Amendment of Lease, the Third Amendment of Lease, the Fourth Amendment of Lease and the Fifth Amendment of Lease are hereby amended and restated in their entirety by this Sixth Amendment of Lease, such that as of the date of this Sixth Amendment of Lease, the Lease shall be read and interpreted by reference to only the March 5, 1999 lease and this Sixth Amendment of Lease.

     C. Paragraph 1.1(b) of the Lease is deleted and is replaced with the following:

            "1.1(b) The "Leased Premises" is located in Landlord's building at 2 Corporate Drive, Shelton, Connecticut."

     D. Paragraph 1.1(c) of the Lease is deleted and is replaced with the following:

            "1.1(c) The Tenant's Leased Premises Square Footage fluctuates over the

     Initial Term of the Lease, and the following square footages represent the Tenant's Leased Premises Square Footage for the various periods during the Initial Term of the Lease:

     [i] From and after the Initial Commencement Date, Tenant's Leased Premises Square Footage comprises 13,125 square feet located on the 3rd floor and is defined by the floor area outline attached to the Lease as Exhibit A.

     [ii] From and after June 1, 2004, Tenant's Leased Premises Square Footage shall be increased by 3,216 square feet, and the space designated as "Space 3A" on Exhibit A, Sheet 1, attached hereto, shall be added to Tenant's Leased Premises Square footage;

     [iii] From and after May 10, 2004, Tenant's Leased Premises Square Footage shall be increased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be added to Tenant's Leased Premises Square footage;

     [iv] From and after November 1, 2004, Tenant's Leased Premises Square Footage shall be decreased by 6,042 square feet, and the space designated as Space 1A on Exhibit A, Sheet 2, attached hereto, shall be deleted from Tenant's Leased Premises Square footage

     [v] From and after November 1, 2004, Tenant's Leased Premises Square Footage shall be increased by 3,286 square feet, and the space designated as "Space 3B" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage; and

     [vi] From and after November 1, 2004, Tenant's Leased Premises Square Footage shall be increased by 6,435 square feet, and the space designated as "Space 3C" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage.

     [vii] From and after December 1, 2004, Tenant's Leased Premises Square Footage shall be increased by 638 square feet, and the space designated as "Space 3D" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage.

     [viii] From and after the Space 3E Commencement Date (defined in paragraph
            1.1(d)), Tenant's Leased Premises Square Footage shall be increased by 1,690 square feet, and the space designated as "Space 3E" on Exhibit A, Sheet 3, attached hereto, shall be added to Tenant's Leased Premises Square footage."

     E. Paragraph 1.1(d) of the Lease is deleted and is replaced with the following:

            "1.1(d) The "Initial Commencement Date" is April 15, 1999. The "Space 3E Commencement Date" is the date on which Landlord delivers possession of Space 3B (as shown on Exhibit A, Sheet 3) to Tenant, broom clean and free of any possessions of any other tenant. As of the date of this Sixth Amendment of Lease, another tenant, Spen-Kel Co., Inc. d/b/a Accountants, Inc., is in possession of Space 3E. Landlord will use its best efforts to relocate this tenant as soon as possible in order to deliver possession of Space 3E to Tenant."

     F. Paragraph 1.1(e) of the Lease is deleted and is replaced with the following:

            "1.1(e) The "Initial Term" of the Lease is the period of time beginning with the Initial Commencement Date and ending on May 31, 2010."

     G. Paragraph 1.1(g) of the Lease is deleted and is replaced with the following:

            "1.1(g) The "Base Rent" for the Initial Term is the following:

             Period                             Monthly Base Rent
             ------                             -----------------
     4/15/99 to 8/14/99                         $14,218.75 ($13/s.f.)

     8/15/99 to 8/14/00                         $15,312.50 ($14/s.f.)

     8/15/00 to 8/14/03                         $16,406.25 ($15/s.f.)

     8/15/03 to 1/31/04                         $17,500.00 ($16/s.f.)

     balance of the Initial Term                $13,125.00 ($12/s.f.)

     From and after June 1, 2004, Tenant's Base Rent as outlined above shall be increased by $3,484.00 per month.

     From and after May 10, 2004, Tenant's Base Rent as outlined above shall be increased by $6,545.50 per month.

     From and after November 1, 2004, Tenant's Base Rent as outlined above shall be decreased by $6,545.50 per month.

     From and after November 1, 2004, Tenant's Base Rent as outlined above shall be increased by $3,559.83 per month.

     From and after November 1, 2004, Tenant's Base Rent as outlined above shall be increased by $6,971.25 per month.

     From and after December 1, 2004, Tenant's Base Rent as outlined above shall be increased by $691.17 per month.

     From and after the Space 3E Commencement Date, Tenant's Base Rent as outlined above shall be increased by $1,830.83 per month."

     H. Paragraph 1.1(i) of the Lease is deleted and is replaced with the following:

            "1.1(i) The "Notice Address" for Landlord and Tenant are:

            Landlord:
                2 Corporate Drive, LLC
                % R. D. Scinto, Inc.
                1 Corporate Drive, Suite 100
                P.O. Box 880
                Shelton, CT 06484

            Tenant:
                Clayton Services, Inc.
                2 Corporate Drive, Suite 350
                Shelton, CT 06484

     I.     The following sentence is added to the end of Paragraph 3.04:

               "Notwithstanding anything else contained in the Lease, the Space 3A, the Space 1A, the Space 3B, the Space 3C, the Space 3D and the Space 3E shall be delivered to Tenant broom clean and otherwise in an as is basis. At Tenant's option, Landlord will pay for the cost of any remodeling work to the Space 3A, the Space 3B, the Space 3C and the Space 3D required by Tenant (the "Space 3A, Space 3B, Space 3C, Space 3D Remodeling Work") and Tenant shall reimburse Landlord for the cost of the Space 3A, Space 3B, Space 3C, Space 3D Remodeling Work by paying to Landlord monthly Additional Rent equal to the cost of the Space 3A, Space 3B, Space 3C and Space 3D Remodeling Work amortized over the remaining balance of the Initial Term with interest at 5%. At Tenant's option, Landlord will pay for the cost of any Building Standard Work (as defined in Exhibit C of the Lease) to the Space 3E required by Tenant (the "Space 3E Building Standard Remodeling Work") and Tenant shall reimburse Landlord for the cost of the Space 3E Building Standard Remodeling Work by paying to Landlord monthly Additional Rent equal to the cost of the Space 3E Building Standard Remodeling Work amortized over the remaining balance of the Initial Term with interest at 5%."

     J.     The "Exhibit E, Option To Cancel Lease" is hereby deleted from the
            Lease.

     K. Tenant agrees, at it expense, to move the video conference equipment currently located in Space 3D to a conference room in its Leased Premises and to allow General Electric Company, as long as it is a tenant in 2 Corporate Drive, to use the conference room and video conference equipment.

     In the event of any conflict between this Sixth Amendment of Lease and the March 5, 1999 lease, this Sixth Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.

            IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

Tenant                                          Landlord

/s/ Brian Newman                                /s/ Robert Scinto
------------------------                        ------------------------
Clayton Services, Inc.                          2 Corporate Drive, LLC
                                                By: Robert D. Scinto, a member

By: /s/ Brian C Newman
   ---------------------

Its: Chief Financial Officer
    ------------------------